As filed with the Securities and Exchange Commission on November 10, 2021

1933 Act File No. ________

1940 Act File No. 811-22044

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT of 1933 ☒
PRE-EFFECTIVE AMENDMENT NO. ☐
POST-EFFECTIVE AMENDMENT NO. ☐
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐
AMENDMENT NO. 4 ☒

EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant’s Telephone Number)

Deidre E. Walsh
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☑.

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☑.

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ________.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is________.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is________.

Check each box that appropriately characterizes the Registrant:

☑	Registered closed-end fund.
☐	Business development company.
☐	Interval fund.
☑	A.2 Qualified.
☑	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐	New Registrant.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees(1)(2)
Common Shares $0.01 par value	9,600,000 Shares	$11.55	$110,880,000	$10,278.58
(1)	Securities are being registered on an automatic shelf registration statement and fees have been calculated in accordance with Rule 457(r) of the Securities Act of 1933, as amended, based on the payment rate in effect on the date of payment. The proposed maximum offering price per unit has been estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, as amended, based on the average of the high and low sales prices of the Common Shares of beneficial interest on November 8, 2021 as reported on the New York Stock Exchange.
(2)	Transmitted prior to filing.

BASE PROSPECTUS

Up to 9,600,000 Shares

Eaton Vance Risk-Managed Diversified Equity Income Fund

Common Shares

Investment Objectives and Policies. Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Relative to other equity income funds, the Fund seeks to provide less volatile returns and reduced exposure to loss of value during stock market declines. In pursuing its investment objectives, the Fund evaluates returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes.

Portfolio Management Strategies. Under normal market conditions, the Fund’s investment program consists primarily of owning a diversified portfolio of common stocks and employing a variety of options strategies. The Fund seeks to earn high levels of tax-advantaged income and gains by (1) investing in stocks that pay dividends that qualify for favorable federal income tax treatment, (2) writing (selling) put options on individual stocks deemed attractive for purchase, and/or (3) writing (selling) stock index call options with respect to a portion of its common stock portfolio value. To reduce the Fund’s risk of loss due to a decline in the value of the general equity market, the Fund intends to purchase index put options with respect to a substantial portion of the value of its common stock holdings and stocks subject to written put options.

Investment Adviser. Eaton Vance Management (“Eaton Vance” or the “Adviser”) acts as the Fund’s investment adviser under an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser’s principal office is located at Two International Place, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Prior to March 1, 2021, Eaton Vance was a wholly owned subsidiary of Eaton Vance Corp. (“EVC”).

On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”) and Eaton Vance became an indirect, wholly owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement with Eaton Vance. Such agreement was approved by shareholders prior to the consummation of the Transaction and was effective upon its closing.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of September 30, 2021, Morgan Stanley’s asset management operations had aggregate assets under management of approximately $1.5 trillion.

The Offering. The Fund may offer, from time to time, in one or more offerings (each, an “Offering”), the Fund’s common shares of beneficial interest, $0.01 par value (“Common Shares”). Common Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the Offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular Offering of the Common Shares.

The Common Shares have traded both at a premium and a discount to net asset value (“NAV”). The Fund cannot predict whether Common Shares will trade in the future at a premium or discount to its NAV. The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock. The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.

Investing in shares involves certain risks. See “Investment Objectives, Policies and Risks” beginning at page 25.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(continued from previous page)

Portfolio Contents. Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) common stocks the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options. In addition, under normal market conditions, the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks. The Fund invests primarily in common stocks of United States issuers, but may invest up to 40% of its total assets in common stocks of foreign issuers, including up to 5% of its total assets in securities of issuers located in emerging markets. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry. The Fund may consider investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. However, the Fund is unable to predict what percentage of its overall income will consist of such qualifying dividends. The Fund may consider writing put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written.

The Fund generally intends to buy put options and write call options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are purchased and written). The Fund intends to buy put options and write call options primarily on the S&P 500® Index (“S&P 500®”), and may also buy put options and write call options on other domestic and foreign stock indices. The Fund’s current options strategy consists of purchasing out-of-the-money S&P 500 Index put options and selling out-of-the-money S&P 500 Index call options on all or substantially all of the value of the Fund’s common stock portfolio. Purchasing index put options provides protection against loss of principal value during periods of market weakness and selling index call options generates premium income. The Fund generally intends to purchase short-dated (generally 28-day) index put options and sell index call options of the same term, staggering roll dates across the options portfolio. The indices on which the Fund buys put options and writes call options may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Adviser’s evaluation of equity market conditions and other factors. The buying of index put options will reduce the Fund’s cash available for distribution from other sources, including from selling put options on individual stocks and index call options.

Writing index call options involves a tradeoff between the options premiums received and reduced participation in potential stock market appreciation. Purchasing index put options is a risk management technique that involves a tradeoff between the options premiums paid and a potential increase in value of the options positions in a stock market decline. Writing put options on individual stocks involves a tradeoff between the options premiums received and exposure to declines in value of the stocks against which put options are written. To the extent that the individual stocks held by the Fund and/or the stocks subject to written put options decrease in value more than the index or indices on which the Fund has purchased put options, the strategy of purchasing index put options will provide only limited protection with respect to the value of the Fund’s assets and may result in worse performance for the Fund than if it did not buy index put options. There can be no assurance that the Fund’s investment program as a whole or its options strategy will be successful or that the Fund will achieve its investment objectives. In implementing the Fund’s option strategy, the Adviser, depending on market conditions, may employ any combination of the above discussed option strategies. An investment in the Fund may not be appropriate for all investors.

The Fund seeks to generate current earnings from dividends on stocks held and from option premiums. The Fund intends to employ a variety of tax-management techniques and strategies as described herein, seeking in part to minimize the Fund’s ordinary income (other than qualified dividend income) and net realized short-term capital gains in excess of net realized long-term capital losses and Fund expenses. To the extent that the Fund’s ordinary income (other than qualified dividend income) and net realized short-term gains over net realized long-term losses exceed Fund expenses, dividends with respect to such amounts when paid to holders of the Common Shares (“Common Shareholders”) will be taxable as ordinary income.

During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objectives, principal strategies and other policies.

Exchange Listing. As of November 8, 2021, the Fund had 64,071,157 Common Shares outstanding. The Fund’s Common Shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “ETJ.” As of November 8, 2021, the last reported sale price of a Common Share of the Fund on the NYSE was $11.55. Common Shares offered and sold pursuant to this Registration Statement will also be listed on the NYSE and trade under this symbol.

Eaton Vance Risk-Managed Diversified Equity Income Fund	2	Prospectus dated November 10, 2021

This Prospectus, together with any applicable Prospectus Supplement, sets forth concisely information you should know before investing in the shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information (“SAI”) dated November 10, 2021, has been filed with the SEC and is incorporated by reference into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page 59 of this Prospectus, a free copy of our annual and semi-annual reports to shareholders (when available), obtain other information or make shareholder inquiries, by calling toll-free 1-800-262-1122 or by writing to the Fund at Two International Place, Boston, Massachusetts 02110. The Fund’s SAI and annual and semi-annual reports also are available free of charge on our website at http://www.eatonvance.com and on the SEC’s website (http://www.sec.gov). You may obtain these documents, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.

The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

Eaton Vance Risk-Managed Diversified Equity Income Fund	3	Prospectus dated November 10, 2021

Table of Contents

Prospectus Summary	6
Summary of Fund Expenses	21
Financial Highlights and Investment Performance	22
The Fund	24
Use of Proceeds	25
Investment Objectives, Policies and Risks	25
Management of the Fund	43
Plan of Distribution	44
Distributions	45
Federal Income Tax Matters	46
Dividend Reinvestment Plan	49
Description of Capital Structure	50
Custodian and Transfer Agent	54
Legal Matters	54
Reports to Shareholders	54
Independent Registered Public Accounting Firm	54
Potential Conflicts of Interest	54
Additional Information	56
Incorporation by Reference	57
The Fund’s Privacy Policy	58
Table of Contents for the Statement of Additional Information	59

Eaton Vance Risk-Managed Diversified Equity Income Fund	4	Prospectus dated November 10, 2021

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus, any accompanying Prospectus Supplement and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus as well as in any accompanying Prospectus Supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Investment Objectives, Policies and Risks” section of this Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus or any accompanying Prospectus Supplement are made as of the date of this Prospectus or the accompanying Prospectus Supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus, any accompanying prospectus supplement and the SAI are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Investment Objectives, Policies and Risks” section of this Prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

Prospectus dated November 10, 2021

Eaton Vance Risk-Managed Diversified Equity Income Fund	5	Prospectus dated November 10, 2021

Prospectus Summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus, in any related Prospectus Supplement, and in the SAI.

THE FUND

Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund seeks to provide current income and gains, with a secondary objective of capital appreciation. Investments are based on Eaton Vance Management’s (“Eaton Vance” or the “Adviser”) internal research and management. An investment in the Fund may not be appropriate for all investors.

THE OFFERING

The Fund may offer, from time to time, in one or more offerings (each, an “Offering”), up to 9,600,000 of the Fund’s common shares of beneficial interest, $0.01 par value (“Common Shares”), on terms to be determined at the time of the Offering. The Common Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the Offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. See “Plan of Distribution.” The Fund may not sell any of Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular Offering of Common Shares.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Relative to other equity income funds, the Fund seeks to provide less volatile returns and reduced exposure to loss of value during stock market declines. In pursuing its investment objectives, the Fund evaluates returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered non-fundamental policies that may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Fund’s shareholders.

Under normal market conditions, the Fund’s investment program consists primarily of owning a diversified portfolio of common stocks and employing a variety of options strategies. The Fund seeks to earn high levels of tax-advantaged income and gains by (1) investing in stocks that pay dividends that qualify for favorable federal income tax treatment, (2) writing (selling) put options on individual stocks deemed attractive for purchase, and/or (3) writing (selling) stock index call options with respect to a portion of its common stock portfolio value. To reduce the Fund’s risk of loss due to a decline in the value of the general equity market, the Fund intends to purchase index put options with respect to a substantial portion of the value of its common stock holdings and stocks subject to written put options.

Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) common stocks the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options. In addition, under normal market conditions, the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks. The Fund may consider investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. However, the Fund is unable to predict what percentage of its overall income will consist of such qualifying dividends. The Fund may consider writing put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written.

The Fund invests primarily in common stocks of United States issuers. The Fund may invest up to 40% of its total assets in securities of foreign issuers, including securities evidenced by American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may invest up to 5% of its total assets in securities of emerging market issuers. The Fund expects that its assets will normally be invested across a broad range of industries and market sectors. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry. The Fund may invest a portion of its assets in stocks of mid-capitalization companies. Eaton Vance generally considers mid-capitalization companies to be those companies having market capitalizations within the range of capitalizations for the S&P MidCap 400® Index (the “S&P MidCap 400®”). As of October 31, 2021, the median market capitalization of companies in the S&P MidCap 400® was approximately $5.6 billion. Market capitalizations of companies within the S&P MidCap 400® are subject to change.

Eaton Vance Risk-Managed Diversified Equity Income Fund	6	Prospectus dated November 10, 2021

The Fund generally intends to buy put options and write call options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are purchased and written). The Fund intends to buy put options and write call options primarily on the S&P 500® Index (“S&P 500®”), and may also buy put options and write call options on other domestic and foreign stock indices. The Fund’s current options strategy consists of purchasing out-of-the-money S&P 500 Index put options and selling out-of-the-money S&P 500 Index call options on all or substantially all of the value of the Fund’s common stock portfolio. Purchasing index put options provides protection against loss of principal value during periods of market weakness and selling index call options generates premium income. The Fund generally intends to purchase short-dated (generally 28-day) index put options and sell index call options of the same term, staggering roll dates across the options portfolio. The indices on which the Fund buys put options and writes call options may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Adviser’s evaluation of equity market conditions and other factors. The buying of index put options will reduce the Fund’s cash available for distribution from other sources, including from selling put options on individual stocks and index call options.

Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential stock market appreciation. Purchasing index put options is a risk management technique that involves a tradeoff between the options premiums paid and a potential increase in value of the options positions in a stock market decline. Writing put options on individual stocks involves a tradeoff between the options premiums received and exposure to declines in value of the stocks against which put options are written. To the extent that the individual stocks held by the Fund and/or the stocks subject to written put options decrease in value more than the index or indices on which the Fund has purchased put options, the strategy of purchasing index put options will provide only limited protection with respect to the value of the Fund’s assets and may result in worse performance for the Fund than if it did not buy index put options. There can be no assurance that the Fund’s investment program as a whole or its options strategy will be successful. In implementing its options strategies, the Fund generally will use premiums earned on writing options to purchase index put options. Accordingly, the buying of index put options will reduce the Fund’s earnings available for distribution from other sources, including from selling options.

As the seller of index call options, the Fund will receive cash (the premiums) from option purchasers. The purchaser of an index call option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). Generally, the Fund intends to sell call options that are “out-of-the-money” (i.e., the exercise price generally will be above the current level of the applicable index when the option is sold). The Fund may also sell index options that are more substantially “out-of-the-money.” In writing index call options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, an index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium received, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the index call option.

As the purchaser of index put options, the Fund will seek to benefit from a decline in the market prices of the underlying index, thereby hedging the Fund’s exposure to market risk. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable index declines below a fixed price (the exercise price) as of a specified date in the future (the option valuation date). If the index price is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller. Generally, the Fund intends to buy index put options that are somewhat “out-of-the-money” (i.e., the exercise price generally will be slightly below the current level of the applicable index (or, for index put options bought with respect to put options written on individual stocks, slightly lower in relation to the current level of the applicable index than the exercise price of the put options written is to the price of the associated stock) when the option is purchased). The Fund may also buy index put options that are more or less “out-of-the-money.” Options that are more “out-of-the-money” provide the Fund with less protection against a decline in the applicable index, but generally would be less expensive than put options that are slightly “out-of-the-money.” In buying index put options, the Fund will, in effect, acquire protection against a decline in the value of the applicable index below the exercise price in exchange for the option premium paid. If, at expiration, an index put option purchased by the Fund is exercised, the Fund will receive from the option seller the difference between the exercise price of the option and the value of the applicable index. The premium paid, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the buyer of the index put option.

Eaton Vance Risk-Managed Diversified Equity Income Fund	7	Prospectus dated November 10, 2021

As the seller of put options on individual stocks, the Fund will receive cash (the premiums) from option purchasers. The purchaser of a put option assumes the right to sell (put) the stock to the seller of the option at a specified price (the exercise price) on or before the expiration date of the option. If the value of the stock on the option expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holders. If the value of the stock on the option expiration date is at or below the exercise price of the option, the Fund may be obligated to purchase the stock at the exercise price. Generally, the Fund intends to sell put options on individual stocks that are “out-of-the-money” (i.e., the exercise price generally will be below the current level of the applicable stock when the option is sold). The Fund may emphasize writing put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written.

The Fund’s policies that, under normal market conditions, the Fund invests at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) common stocks the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options and that the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks are non-fundamental policies that may be changed by the Board without Common Shareholder approval following the provision of 60 days’ prior written notice to Common Shareholders.

In implementing the Fund’s investment strategy, the Adviser intends to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund as described below. In implementing the Fund’s option strategy, the Adviser, depending on market conditions, may employ any combination of the above discussed option strategies.

The S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance.

During unusual market circumstances, the Fund may invest up to 100% of assets in cash or cash equivalents temporarily, which may be inconsistent with the Fund’s investment objective and other policies.

INVESTMENT STRATEGIES

Eaton Vance is responsible for the Fund’s overall investment program, structuring and managing the Fund’s common stock portfolio and developing and monitoring the Fund’s options strategies. The Fund’s investments are actively managed, and securities may be bought or sold on a daily basis.

Eaton Vance is responsible for the overall management of the Fund’s investments, including decisions about asset allocation, securities selection and which options strategies to be employed. The portfolio manager utilizes information provided by, and the expertise of, the Adviser’s research staff in making investment decisions. Investment decisions are made primarily on the basis of fundamental research, which involves consideration of the various company-specific and general business, economic and market factors that may influence the future performance of individual companies and equity investments therein. The Adviser will also consider a variety of other factors in constructing and maintaining the Fund’s stock portfolio, including, but not limited to, stock dividend yields and payment schedules, overlap between the Fund’s stock holdings and the indices on which it has outstanding options positions, realization of tax loss harvesting opportunities and other tax management considerations.

The Adviser believes that a strategy of owning a portfolio of com-mon stocks, writing (selling) put options on individual stocks deemed attractive for purchase, selling index call options with respect to a portion of portfolio value, and purchasing index put options on a substantial portion of portfolio value can provide current income and gains and an attractive risk-return profile during a variety of equity market conditions.

The Fund will sell only “covered” call and put options. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument).

Compared to buying put options and selling call options on individual stocks, the Adviser believes that buying and selling index options can achieve better tax and transactional efficiency because listed options on broad-based securities indices generally qualify as “section 1256 contracts” under the Code which are subject to specialized tax treatment and because the markets for index options are generally deeper and more liquid than options on individual stocks. The Fund may in certain circumstances hold stock index put options with respect to only a portion of such amount, subject to the condition that, under normal market conditions, the Fund will hold index put options with respect to at least 80% of the value of its investments in common stocks. The Fund may in market circumstances deemed appropriate by the Adviser write index call options on up to 100% of its assets. In certain market circumstances, the Fund may forego writing index call options or selling put options on individual stocks. In implementing the Fund’s option strategy, the Adviser, depending on market conditions, may employ any combination of the above discussed option strategies.

Eaton Vance Risk-Managed Diversified Equity Income Fund	8	Prospectus dated November 10, 2021

To avoid being subject to the “straddle rules” under federal income tax law, the Fund intends to generally limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. Under the “straddle rules,” “offsetting positions with respect to personal property” generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that neither the index call options it writes nor the index put options it buys will, together with the Fund’s portfolio of common stocks, be considered straddles because its stock holdings will be sufficiently dissimilar from the components of each index on which it has open options positions under applicable guidance established by the Internal Revenue Service (the “IRS”). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. In addition, in keeping with the Fund’s strategy, described below, of selling index call options and purchasing index put options that qualify for treatment as “section 1256 contracts” under the Code on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period, the Fund may be limited in the manner in which it writes options on indices based upon foreign stocks. Because many foreign-traded stock index options do not currently qualify for treatment as “section 1256 contracts” under the Code, the Fund generally intends to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code. Options on foreign indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may buy and sell index options that do not qualify as “section 1256 contracts” under the Code.

The Fund’s options strategies are designed to produce current cash flow from options premiums, to moderate the volatility of the Fund’s returns and to reduce the Fund’s exposure to loss of value during stock market declines.

The Adviser does not intend to sell index call options or put options on individual stocks collectively representing amounts greater than the value of the Fund’s common stocks and other liquid assets (i.e., take a “naked” position). The Adviser generally intends to buy index put options and sell index call options that are exchange-listed and “European style,” meaning that the options may only be exercised on the expiration date of the option. Options on individual stocks sold by the Fund may be either “European style” or “American style,” meaning the options may be exercised at any time during the option period. The Fund may sell both exchange-traded and over the counter (“OTC”) put options on individual stocks. OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Exchange-traded index options are typically settled in cash and provide that the holder of the option has the right to receive an amount of cash determined by the excess of the exercise-settlement value of the index over the exercise price of the option. Put options on individual stocks may be physically settled, requiring the underlying stock to be delivered upon exercise of the option or, alternatively, may have cash settlement provisions.

In implementing the Fund’s investment strategy, the Adviser intends to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. These currently include, without limitation: (1) investing in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains and complying with the holding period and other requirements for favorable tax treatment; (2) selling index call options and purchasing index put options that qualify for treatment as “section 1256 contracts” under the Code on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (3) limiting the overlap between the Fund’s stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis so that the Fund’s stock holdings and index call options are not subject to the “straddle rules;” (4) engaging in a systematic program of tax-loss harvesting in the Fund’s stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (5) managing the sale of appreciated stock positions so as to minimize the Fund’s net realized short-term capital gains in excess of net realized long-term capital losses. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. However, the Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations.

The foregoing policies relating to investments in common stocks and options are the Fund’s primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. In addition to buying index put options and writing index call options, the Fund may buy put options and/or write call options on up to 20% of the value of its total assets on futures contracts based upon broad-based securities indices. The Fund’s use of such options on index futures would be substantially similar to its use of options directly on indices. In addition to the Fund’s primary options strategies as described herein, the Fund may also invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management and

Eaton Vance Risk-Managed Diversified Equity Income Fund	9	Prospectus dated November 10, 2021

investment purposes (to gain exposure to securities, securities markets, market indices and/or currencies consistent with its investment objectives and policies). However, excluding the Fund’s primary options strategies, no more than 10% of the Fund’s total assets may be invested in such other derivative instruments for speculative purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures).

LISTING

As of November 8, 2021, the Fund had 64,071,157 Common Shares outstanding. The Fund’s Common Shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “ETJ.” As of November 8, 2021, the last reported sale price of a Common Share of the Fund on the NYSE was $11.55. Common Shares offered and sold pursuant to this Registration Statement will also be listed on the NYSE and trade under this symbol.

INVESTMENT ADVISER AND ADMINISTRATOR

The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”). Prior to March 1, 2021, Eaton Vance was a wholly owned subsidiary of Eaton Vance Corp. (“EVC”). On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”) and Eaton Vance became an indirect, wholly owned subsidiary of Morgan Stanley.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of September 30, 2021, Morgan Stanley’s asset management operations had aggregate assets under management of approximately $1.5 trillion.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares being offered under this Prospectus in any one or more of the following ways: (i) directly to purchasers; (ii) through agents; (iii) to or through underwriters; or (iv) through dealers. The Prospectus Supplement relating to the Offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale.

The Fund may distribute Common Shares from time to time in one or more transactions at: (i) a fixed price or prices that may be changed; (ii) market prices prevailing at the time of sale; (iii) prices related to prevailing market prices; or (iv) negotiated prices; provided, however, that in each case the offering price per Common Share (less any underwriting commission or discount) must equal or exceed the NAV per Common Share.

The Fund from time to time may offer its Common Shares through or to certain broker-dealers, including UBS Securities LLC, that have entered into selected dealer agreements relating to at-the-market offerings.

The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a Prospectus Supplement relating to such Offering, name any agent that could be viewed as an underwriter under the 1933 Act, and describe any commissions the Fund must pay to such agent(s). Any such agent will be acting on a reasonable best efforts basis for the period of its appointment or, if indicated in the applicable Prospectus Supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

If any underwriters or agents are used in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the Prospectus Supplement relating to such Offering their names and the terms of the Fund’s agreement with them.

If a dealer is utilized in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4) under the 1933 Act. An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

Eaton Vance Risk-Managed Diversified Equity Income Fund	10	Prospectus dated November 10, 2021

Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the 1933 Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

In order to facilitate the Offering of Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the Offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, Common Shares or any such other Common Shares in the open market. Finally, in any Offering of Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in the Offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this Prospectus to third parties in privately negotiated transactions. If the applicable Prospectus Supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this Prospectus and the applicable Prospectus Supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of securities, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of securities. The third parties in such sale transactions will be underwriters and, if not identified in this Prospectus, will be identified in the applicable Prospectus Supplement or other offering materials (or a post-effective amendment).

The maximum amount of compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not exceed 8% of the initial gross proceeds from the sale of any security being sold with respect to each particular Offering of Common Shares made under a single Prospectus Supplement.

Any underwriter, agent or dealer utilized in the Offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.

DISTRIBUTIONS

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) pursuant to which the Fund makes monthly cash distributions to Common Shareholders, stated in terms of a fixed amount per common share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP is subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP. The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital is treated as a non-dividend distribution for tax purposes and is not subject to current tax. A return of capital reduces a shareholder’s tax cost basis in fund shares. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes are reported to shareholders on Form 1099-DIV for each calendar year.

Subject to its MDP, the Fund makes monthly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions in any year may include a substantial return of capital component. The Fund’s distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

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Common Shareholders will automatically have distributions reinvested in additional Common Shares under the Fund’s dividend reinvestment plan unless they elect otherwise through their investment dealer. See “Distributions” and “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by AST, as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date. See “Dividend Reinvestment Plan.”

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, common shares of closed-end funds frequently trade at a discount from their NAV. Since inception, the market price of the Common Shares has fluctuated and at times traded below the Fund’s NAV, and at times has traded above NAV. In recognition of this possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of Common Shareholders, the Fund’s Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at NAV. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

SPECIAL RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or you may lose part or all of your investment.

Discount From or Premium to NAV. The Offering is conducted only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Secondary Market for the Common Shares. The issuance of Common Shares through the Offering may have an adverse effect on the secondary market for the Common Shares. The increase in the amount of the Fund’s outstanding Common Shares resulting from the Offering may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued pursuant to the Offering at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.

The Fund also issues Common Shares of the Fund through its dividend reinvestment plan. See “Dividend Reinvestment Plan.” Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

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When the Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that are sold through transactions effected on the NYSE. The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering may also put downward pressure on the market price for the Common Shares of the Fund.

The voting power of current shareholders is diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Adviser is unable to invest the proceeds of such offering as intended, the Fund’s per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Because the Fund may sell stock index call options on a portion of its common stock portfolio value, the Fund’s appreciation potential from equity market performance may be more limited than if the Fund did not engage in selling stock index call options. Because the Fund may sell put options on individual stocks, the Fund’s exposure to loss from a decline in the value of such stocks may increase. To the extent that the individual stocks held by the Fund and/or the stocks subject to written put options decrease in value more than the index or indices on which the Fund has purchased put options, the strategy of purchasing index put options will provide only limited protection with respect to the value of the Fund’s assets and may result in worse performance for the Fund than if it did not buy index put options. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Issuer Risk. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Equity Risk. Equity risk is the risk that the value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer reduces or eliminates its dividend or fails to make anticipated dividend increases. Common stocks in which the Fund invests are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Limitations on Equity Market Risk Management Strategy. To manage the risk of a decline in the value of the general equity market, the Fund purchases index put options on a substantial portion of the value of its common stock holdings. As the purchaser of an index put option, the Fund would pay to the writer (seller) of the option cash (the premium), and the Fund has the right to receive from the seller the amount by which the cash value of the index is below the exercise price as of the valuation date of the option. If the Fund exercises the index put option, the seller would pay the Fund the difference between the exercise price and the value of the index. There are a number of limitations on the extent to which Common Shareholders of the Fund may benefit from this risk management strategy.

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First, holding an index put option generally provides a hedge against a decline in the applicable index to levels below the exercise price on the option. A decline in the index to a level above the exercise price would result in the option expiring worthless if held until expiration. Generally, the Fund intends to buy index put options that are “out-of-the-money” (i.e., the exercise price generally is below the current level of the applicable index when the option is purchased). Options that are more “out-of-the-money” provide the Fund with less protection against a decline in the applicable index.

Second, there is a risk that the value of the stock indices subject to purchased put options will not correlate with the value of the Fund’s portfolio holdings. The Fund intends to buy put options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of the Fund’s common stock portfolio (or that portion of its portfolio against which put options are acquired). The Fund will not, however, hold stocks that fully replicate the indices on which it buys put options. Due to tax considerations, the Fund intends to generally limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund’s stock holdings will normally include stocks not included in the indices on which it buys put options. Accordingly, the value of the indices may remain flat or increase in value at times when the Fund’s portfolio holdings are decreasing in value. Similarly, the indices may decrease in value but to a lesser extent than the Fund’s portfolio holdings. In such cases, the index put options would provide only a limited hedge against a decline in the value of the Fund’s portfolio holdings and may result in worse performance for the Fund than if it did not buy index put options. The use of index put options cannot serve as a complete hedge since the price movement of the indices underlying the options will not necessarily follow the price movements of the Fund’s portfolio holdings. Correlation risks are also presented in connection with the Fund’s selling of put options on individual stocks and purchasing index puts to hedge the associated increase in market risk. Purchasing index put options with respect to single stock put options written does not protect the Fund against the risk that the stocks against which put options are written decrease in value relative to the index on which put options are purchased and may result in greater costs and losses to the Fund than a strategy that does not involve such hedging.

Third, the Fund may in certain circumstances hold stock index put options with respect to only a portion of the value of its common stock holdings , subject to the condition that, under normal market conditions, the Fund will hold index put options with respect to at least 80% of the value of its investments in common stocks. The portion of the Fund’s portfolio value against which index put options are not acquired will not benefit from this risk management strategy.

Index put options can be highly volatile instruments. This may cause options positions held to react to market changes differently than the Fund’s portfolio securities and stocks subject to written put options. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Risk of Selling Index Call Options. Under normal market conditions, a portion of the Fund’s common stock portfolio value will be subject to written index call options. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its options activities by writing options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of the Fund’s common stock portfolio (or that portion of its portfolio against which options are written). The Fund will not, however, hold stocks that fully replicate the indices on which it writes call options. Due to tax considerations, the Fund intends to generally limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund’s stock holdings will normally include stocks not included in the indices on which it writes call options. Consequently, the Fund bears the risk that the performance of its stock portfolio will vary from the performance of the indices on which it writes call options. As the writer of index call options, the Fund will forgo, during the option’s life, the opportunity to profit from increases in the value of the applicable index above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the applicable index decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

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Risks of Selling Put Options on Individual Stocks. The Fund may write put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written. The purchaser of a put option assumes the right to sell (put) the stock to the seller of the option at a specified price (the exercise price) on or before the expiration date of the option. If the value of the stock on the option expiration date is at or below the exercise price of the option, the Fund may be obligated to purchase the stock at the exercise price. In the event of a substantial depreciation in the value of the underlying stock, the Fund may incur a substantial loss.

Options Risks Generally. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that the Adviser’s judgments in this respect will be correct.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a written option position by buying the option instead of letting it expire or be exercised. Similarly, the Fund may close out a purchased option position by selling the option instead of holding until exercise. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s options positions will be marked to market daily. The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. The value of index options is affected by changes in the value and dividend rates of the securities represented in the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options’ expiration, as well as trading conditions in the options market. Similarly, the value of single stock options is affected by changes in the value and dividend rate of the underlying stock, changes in interest rates, changes in the actual or perceived volatility of the associated stock and the remaining time to the options’ expiration, as well as options market trading conditions.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser or. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions. The Fund will not write “naked” or uncovered call options.

To the extent that the Fund buys or writes options on indices based upon foreign stocks, the Fund generally intends to buy or sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code. Options on foreign indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may buy or sell index options that do not qualify as “section 1256 contracts” under the Code. Gain or loss on index options not qualifying as “section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions and, generally, would be treated as short-term gain or loss.

OTC Options Risks. OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. Options traded in OTC markets will not be issued, guaranteed or cleared by the OCC. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-

Eaton Vance Risk-Managed Diversified Equity Income Fund	15	Prospectus dated November 10, 2021

traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counter-party will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate a settlement may increase the potential for losses to the Fund.

Tax Risk. Reference is made to “Federal Income Tax Matters” for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund’s distributions may change over time due to changes in the Fund’s mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations, potentially with retroactive effect. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. As described more fully under “Federal Income Tax Matters”, while the Fund generally intends to use a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, certain of the Fund’s investment practices are subject to complex federal income tax provisions that may, among other things, cause Common Shareholders to pay more tax than they otherwise would have, or to accelerate Common Shareholders’ recognition of taxable income or gains.

Risks of Investing in Smaller and Mid-Sized Companies. The Fund may make investments in stocks of companies whose market capitalization is considered middle sized or “mid-cap.” Smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Foreign Security Risk. The Fund may invest up to 40% of its total assets in securities of foreign issuers. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad (such as foreign brokerage costs, custodial expenses and other fees) are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation of assets, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations or repatriating capital invested in foreign countries, and the imposition of economic sanctions. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on United States exchanges or in the United States over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments held by the Fund and the accrued income and appreciation or depreciation of the investments in United States dollars. Changes in foreign currency exchange rates relative to the United States dollar will affect the United States dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. Foreign securities may not be eligible for the reduced rate of taxation applicable to qualified dividend income.

Because foreign companies may not be subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies, there may be less or less reliable publicly available information about a foreign company than about a domestic company. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions for, or loss of certificates of, portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the

Eaton Vance Risk-Managed Diversified Equity Income Fund	16	Prospectus dated November 10, 2021

possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.

Political events in foreign countries may cause market disruptions. In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”) (“Brexit”). Effective January 31, 2020, the UK ceased to be a member of the EU and, following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of the possible political, regulatory, economic, and market outcomes in the UK, EU and beyond are difficult to predict. The end of the Brexit transition period may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the UK. If one or more additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Emerging Market Security Risk. The risks of foreign investments can be more significant in emerging markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Securities markets within emerging market countries may experience low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. In particular, trade disputes may result in governmental actions that could have an adverse effect on investments in emerging market countries, including but not limited to restrictions on investments in, or required divestment of, particular issuers or industries. Such actions may effectively restrict or eliminate the Fund's ability to purchase or sell investments in emerging market countries, and thus may make them less liquid or more difficult to value, or may force the Fund to sell or otherwise dispose of such investments at inopportune times or prices. There may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. The prices at which investments may be acquired may be affected by trading by persons with information that is not publicly available and by securities transactions by brokers in anticipation of transactions in particular securities. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Interest Rate Risk. The premiums from writing options and amounts available for distribution from the Fund’s options activities may decrease in declining interest rate environments. The value of the Fund’s common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

Derivatives Risk. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Fund’s performance. The loss on derivative instruments (other than purchased options) may

Eaton Vance Risk-Managed Diversified Equity Income Fund	17	Prospectus dated November 10, 2021

substantially exceed an investment in these instruments. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance, including offsetting gains realized in the Fund’s common stock holdings.

The U.S. and non-U.S. derivatives markets have undergone substantial changes in recent years as a result of changes under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and regulatory changes in Europe, Asia and other non-U.S. jurisdictions. In particular, the Dodd-Frank Act and related regulations require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivatives markets as regulations are implemented. As of October 28, 2020, the SEC has adopted new regulations that may significantly alter a Fund’s regulatory obligations with regard to its derivatives usage. In particular, the new regulations will, upon implementation, eliminate the current asset segregation framework for covering derivatives and certain other financial instruments, impose new responsibilities on the Board and establish new reporting and recordkeeping requirements for a Fund and may, depending on the extent to which a Fund uses derivatives, impose value at risk limitations on a Fund’s use of derivatives, and require the Fund’s Board to adopt a derivative risk management program. The implementation of these requirements may limit the ability of a Fund to use derivative instruments as part of its investment strategy, increase the costs of using these instruments or make them less effective. Additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions. Fund management cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new government regulation will not adversely affect the Fund’s performance or ability to achieve its investment objectives.

Liquidity Risk. The Fund may invest up to 15% of its total assets in other securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value, and at times may make the disposition of securities impracticable. The Fund may invest without limitation in OTC options that may be deemed to be illiquid.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investments is worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Portfolio Turnover Risk. The Fund buys and sells securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund. The portfolio turnover rate for the Fund for the six months ended June 30, 2021 was 17% and for the fiscal years ended December 31, 2020 and 2019 were 52% and 57%, respectively.

Market Price of Common Shares. The Fund’s share price will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value. The Fund cannot predict whether its shares will trade at a price at, above or below its net asset value. Shares of closed-end funds frequently trade at a discount to net asset value.

Financial Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to

Eaton Vance Risk-Managed Diversified Equity Income Fund	18	Prospectus dated November 10, 2021

Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Management Risk. The Fund is subject to management risk because it is actively managed. Eaton Vance and the portfolio manager invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the portfolio manager to develop and effectively implement strategies that achieve the Fund’s investment objectives. There is no assurance that Eaton Vance and the portfolio manager will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by Eaton Vance and the portfolio manager may cause the Fund to incur losses or to miss profit opportunities.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund‘s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading and NAV calculation, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund‘s ability to plan for or respond to a cyber attack. Like other Funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures or breaches by the Fund‘s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund‘s ability to calculate its NAV, or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs. While many of the Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn.  Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide

Eaton Vance Risk-Managed Diversified Equity Income Fund	19	Prospectus dated November 10, 2021

economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Market Disruption. Global instability, war, geopolitical tensions and terrorist attacks in the United States and around the world have previously resulted, and may continue to result in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of significant future events on the global economy and securities markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Amended and Restated By-Laws (the “By-Laws” and together with the Declaration of Trust, the “Organizational Documents”) include provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. For example, pursuant to the Fund’s Declaration of Trust, the Fund Board is divided into three classes of Trustees with each class serving for a three-year term and certain types of transactions require the favorable vote of holders of at least 75% of the outstanding shares of the Fund. See “Description of Capital Structure - Certain Provisions of the Organizational Documents - Anti-Takeover Provisions in the Organizational Documents.”

Eaton Vance Risk-Managed Diversified Equity Income Fund	20	Prospectus dated November 10, 2021

Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The table shows Fund expenses stated as a percentage of net assets attributable to Common Shares, and not as a percentage of total assets.

Common Shareholder Transaction Expenses
Sales Load Paid By You (as a percentage of offering price)	--(1)
Offering Expenses (as a percentage of offering price)	None(2)
Dividend Reinvestment Plan Fees	$5.00(3)

Annual Expenses	Percentage of Net Assets Attributable to Common Shares(4)
Investment Adviser Fee	1.00%(5)
Other Expenses	0.11%
Total Annual Fund Operating Expenses	1.11%

EXAMPLE

The following Example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 1.11% of net assets attributable to Common Shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:

1 Year	3 Years	5 Years	10 Years
$11	$35	$61	$135

The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund.” In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distributions” and “Dividend Reinvestment Plan.” The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load.
(2)	The Adviser will pay the expenses of the Offering (other than the applicable commissions); therefore, Offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including this Prospectus and the SAI), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, associated filing fees, NYSE listing fees, and legal and auditing fees associated with the Offering.
(3)	You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4)	Stated as a percentage of average net assets attributable to Common Shares for the semi-annual period ended June 30, 2021.
(5)	The adviser fee paid by the Fund to the Adviser is based on the average daily gross assets of the Fund, including all assets attributable to any form of investment leverage that the Fund may utilize. Accordingly, if the Fund were to increase investment leverage in the future, the adviser fee will increase as a percentage of net assets.
Eaton Vance Risk-Managed Diversified Equity Income Fund	21	Prospectus dated November 10, 2021

Financial Highlights and Investment Performance

FINANCIAL HIGHLIGHTS

This table details the financial performance of the Common Shares, including total return information showing how much an investment in the Fund has increased or decreased each period. This information (except for the six months ended June 30, 2021) has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the Fund’s financial statements are incorporated by reference and included in the Fund’s annual report, which is available upon request.

Selected data for a Common Share outstanding during the periods stated.

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net asset value – Beginning of period	$ 10.080	$ 9.340	$ 8.950	$ 10.080	$ 9.980	$ 11.150
Income (Loss) From Operations
Net investment income(1)	$ 0.024	$ 0.067	$ 0.066	$ 0.059	$ 0.078	$ 0.108
Net realized and unrealized gain (loss)	0.762	1.585	1.236	(0.277)	0.968	(0.162)
Total income (loss) from operations	$ 0.786	$ 1.652	$ 1.302	$ (0.218)	$ 1.046	$ (0.054)
Less Distributions
From net investment income	$ (0.456)*	$ (0.080)	$ (0.066)	$ (0.486)	$ (0.946)	$ (0.093)
From net realized gain	—	(0.194)	—	—	—	—
Tax return of capital	—	(0.638)	(0.846)	(0.426)	—	(1.023)
Total distributions	$ (0.456)	$ (0.912)	$ (0.912)	$ (0.912)	$ (0.946)	$ (1.116)
Net asset value – End of period	$ 10.410	$ 10.080	$ 9.340	$ 8.950	$ 10.080	$ 9.980
Market value – End of period	$ 11.520	$ 10.370	$ 9.330	$ 8.120	$ 9.630	$ 8.960
Total Investment Return on Net Asset Value(2)	7.90%(3)	18.78%	15.18%	(2.13)%	11.66%	0.60%
Total Investment Return on Market Value(2)	16.07%(3)	22.33%	26.82%	(7.06)%	18.82%	(0.88)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 665,923	$ 643,771	$ 595,471	$ 570,021	$ 641,923	$ 635,595
Ratios (as a percentage of average daily net assets):
Expenses	1.11%(4)	1.11%	1.11%	1.10%	1.10%	1.11%
Net investment income	0.47%(4)	0.70%	0.71%	0.60%	0.78%	1.05%
Portfolio Turnover	17%(3)	52%	57%	53%	87%	79%

(See related footnotes.)

Eaton Vance Risk-Managed Diversified Equity Income Fund	22	Prospectus dated November 10, 2021

Financial Highlights (continued)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value – Beginning of year	$ 12.060	$ 12.720	$ 11.950	$ 12.640	$ 14.470
Income (Loss) From Operations
Net investment income(1)	$ 0.197	$ 0.065	$ 0.088	$ 0.131	$ 0.077
Net realized and unrealized gain (loss)	0.007	0.335	1.734	0.281	(0.629)
Total income (loss) from operations	$ 0.204	$ 0.400	$ 1.822	$ 0.412	$ (0.552)
Less Distributions
From net investment income	$ (1.116)	$ (1.116)	$ (0.098)	$ (0.129)	$ (0.076)
Tax return of capital	—	—	(1.018)	(1.028)	(1.202)
Total distributions	$ (1.116)	$ (1.116)	$ (1.116)	$ (1.157)	$ (1.278)
Anti-dilutive effect of share repurchase program(1)	$ 0.002	$ 0.056	$ 0.064	$ 0.055	$ —
Net asset value – End of year	$ 11.150	$ 12.060	$ 12.720	$ 11.950	$ 12.640
Market value – End of year	$ 10.160	$ 10.660	$ 11.270	$ 10.430	$ 10.450
Total Investment Return on Net Asset Value(2)	2.76%	4.49%	17.59%	5.42%	(2.79)%
Total Investment Return on Market Value(2)	5.93%	4.25%	19.47%	11.20%	(12.43)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 710,166	$ 769,202	$ 851,013	$ 839,703	$ 922,226
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.10%	1.10%	1.10%	1.09%	1.09%
Net investment income	1.68%	0.52%	0.71%	1.07%	0.57%
Portfolio Turnover	77%	66%	42%	48%	103%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
*	A portion of the distributions may be deemed from net realized gain or a tax return of capital at year-end.
Eaton Vance Risk-Managed Diversified Equity Income Fund	23	Prospectus dated November 10, 2021

TRADING AND NAV INFORMATION

The Fund’s Common Shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock. The issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from their NAV. See “Risk Considerations - Discount From or Premium to NAV”.

In addition, the Fund’s Board of Trustees has authorized the Fund to repurchase up to 10% of its outstanding common shares as of the day of the prior calendar year-end at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. The results of the share repurchase program are disclosed in the Fund’s annual and semi-annual reports to shareholders.  See “Description of Capital Structure—Repurchase of Common Shares and Other Discount Measures.”

The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the Fund’s Common Shares were trading as of such date.

	Market Price		NAV per Share on Date of Market Price		NAV Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
9/30/2021	$11.68	$10.69	$10.48	$10.07	11.45%	6.16%
6/30/2021	$11.63	$10.65	$10.27	$10.20	13.24%	4.41%
3/31/2021	$10.92	$10.07	$10.26	$10.06	6.43%	0.10%
12/31/2020	$10.50	$9.37	$10.06	$9.55	4.37%	(1.88)%
9/30/2020	$10.34	$9.48	$10.16	$9.57	1.77%	(0.94)%
6/30/2020	$9.66	$7.98	$9.62	$8.58	0.42%	(6.99)%
3/31/2020	$9.84	$6.56	$9.51	$8.62	3.47%	(23.90)%
12/31/2019	$9.40	$9.13	$9.40	$8.94	0.00%	2.13%
9/30/2019	$9.64	$9.19	$9.49	$9.17	1.58%	0.22%
6/30/2019	$9.57	$9.08	$9.62	$9.07	(0.52)%	0.11%
3/31/2019	$9.24	$7.92	$9.48	$8.81	(2.53)%	(10.10)%

On November 8, 2021, the last reported sale price, NAV per Common Share and percentage premium/(discount) to NAV per Common Share, were $11.55, $10.45 and 10.53%, respectively. As of November 8, 2021, the Fund had 64,071,157 Common Shares outstanding and net asset of $669,322,617.

The following table provides information about our outstanding Common Shares as of November 8, 2021:

Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding
Common Shares	Unlimited	0	64,071,157

The Fund

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on April 4, 2007 pursuant to an Agreement and Declaration of Trust, as amended, governed by the laws of the Commonwealth of Massachusetts. The Fund’s principal office is located at Two International Place, Boston, Massachusetts 02110, and its telephone number is 1-800-262-1122.

Eaton Vance Risk-Managed Diversified Equity Income Fund	24	Prospectus dated November 10, 2021

Use of Proceeds

Subject to the remainder of this section, and unless otherwise specified in a Prospectus Supplement, the Fund intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus in accordance with the Fund’s investment objectives and policies. The Fund anticipates that it will be possible to invest the proceeds of the Offering consistent with the Fund’s investment objective and policies as soon as practicable, but in no event, assuming normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in short-term money market instruments, securities with remaining maturities of less than one year, cash and/or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

Investment Objectives, Policies and Risks

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Relative to other equity income funds, the Fund seeks to provide less volatile returns and reduced exposure to loss of value during stock market declines. In pursuing its investment objectives, the Fund evaluates returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered non-fundamental policies that may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Fund’s shareholders.

Under normal market conditions, the Fund’s investment program consists primarily of owning a diversified portfolio of common stocks and employing a variety of options strategies. The Fund seeks to earn high levels of tax-advantaged income and gains by (1) investing in stocks that pay dividends that qualify for favorable federal income tax treatment, (2) writing (selling) put options on individual stocks deemed attractive for purchase, and/or (3) writing (selling) stock index call options with respect to a portion of its common stock portfolio value. To reduce the Fund’s risk of loss due to a decline in the value of the general equity market, the Fund intends to purchase index put options with respect to a substantial portion of the value of its common stock holdings and stocks subject to written put options.

PRIMARY INVESTMENT POLICIES

General Composition of the Fund. Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) common stocks the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options. In addition, under normal market conditions, the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks. The Fund may consider investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. However, the Fund is unable to predict what percentage of its overall income will consist of such qualifying dividends. The Fund may consider writing put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written.

The Fund invests primarily in common stocks of United States issuers. The Fund may invest up to 40% of its total assets in securities of foreign issuers, including securities evidenced by American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may invest up to 5% of its total assets in securities of emerging market issuers. The Fund expects that its assets will normally be invested across a broad range of industries and market sectors. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry. The Fund may invest a portion of its assets in stocks of mid-capitalization companies. Eaton Vance generally considers mid-capitalization companies to be those companies having market capitalizations within the range of capitalizations for the S&P MidCap 400® Index (the “S&P MidCap 400®”). As of October 31, 2021, the median market capitalization of companies in the S&P MidCap 400® was approximately $5.6 billion. Market capitalizations of companies within the S&P MidCap 400® are subject to change.

The Fund generally intends to buy put options and write call options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are purchased and written). The Fund intends to buy put options and write call options primarily on the S&P 500® Composite Stock Price Index (“S&P 500®”), and may also buy put options and write call options on other domestic and foreign stock indices. The Fund’s current options strategy consists of purchasing out-of-the-money S&P 500 Index put options and selling out-of-the-money S&P 500 Index call options on all or substantially all of the value of the Fund’s common stock portfolio. Purchasing index put options provides protection against loss of principal value during periods of market weakness and selling index call options generates premium income. The Fund generally intends to purchase short-dated (generally 28-day) index put options and sell index call options of the same term, staggering roll dates across the options portfolio., The indices on which the Fund buys put options and writes call options may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Adviser’s evaluation of equity market conditions and other factors. The buying of index put options will reduce the Fund’s cash available for distribution from other sources, including from selling put options on individual stocks and index call options.

Eaton Vance Risk-Managed Diversified Equity Income Fund	25	Prospectus dated November 10, 2021

Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential stock market appreciation. Purchasing index put options is a risk management technique that involves a tradeoff between the options premiums paid and a potential increase in value of the options positions in a stock market decline. Writing put options on individual stocks involves a tradeoff between the options premiums received and exposure to declines in value of the stocks against which put options are written. To the extent that the individual stocks held by the Fund and/or the stocks subject to written put options decrease in value more than the index or indices on which the Fund has purchased put options, the strategy of purchasing index put options will provide only limited protection with respect to the value of the Fund’s assets and may result in worse performance for the Fund than if it did not buy index put options.

The Fund’s policies that, under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) common stocks the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options and that the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks are non-fundamental policies that may be changed by the Board without Common Shareholder approval following the provision of 60 days’ prior written notice to Common Shareholders.

There can be no assurance that the Fund’s investment program as a whole or its options strategy will be successful or that the Fund will achieve its investment objectives. In implementing the Fund’s investment strategy, the Adviser intends to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund as described below. In implementing the Fund’s option strategy, the Adviser, depending on market conditions, may employ any combination of the above discussed option strategies. An investment in the Fund may not be appropriate for all investors.

Investments are based on Eaton Vance Management’s (“Eaton Vance” or the “Adviser”) internal research and management. In implementing the Fund’s investment strategy, the Adviser intends to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund as described below.

The S&P 500® Index is an unmanaged index of large-cap stock commonly used as a measure of U.S. stock market performance. S&P 500® is an unmanaged index of 500 stocks maintained and published by Standard & Poor’s that is market-capitalization weighted and generally representative of the performance of larger stocks traded in the United States.

During unusual market circumstances, the Fund may invest up to 100% of assets in cash or cash equivalents temporarily, which may be inconsistent with the Fund’s investment objective and other policies.

Investment Strategies. Eaton Vance will be responsible for the Fund’s overall investment program, structuring and managing the Fund’s common stock portfolio and developing and monitoring the Fund’s options strategies. The Fund’s investments will be actively managed, and securities may be bought or sold on a daily basis.

Eaton Vance is responsible for the overall management of the Fund’s investments, including decisions about asset allocation, securities selection and which options strategies to be employed. The portfolio manager utilizes information provided by, and the expertise of, the Adviser’s research staff in making investment decisions. Investment decisions are made primarily on the basis of fundamental research, which involves consideration of the various company-specific and general business, economic and market factors that may influence the future performance of individual companies and equity investments therein. The Adviser will also consider a variety of other factors in constructing and maintaining the Fund’s stock portfolio, including, but not limited to, stock dividend yields and payment schedules, overlap between the Fund’s stock holdings and the indices on which it has outstanding options positions, realization of tax loss harvesting opportunities and other tax management considerations.

The Fund does not intend to sell index call options or put options on individual stocks collectively representing amounts greater than the value of the Fund’s common stocks and other liquid assets (i.e., take a “naked” position).

The Fund’s options strategies are designed to produce current cash flow from options premiums, to moderate the volatility of the Fund’s returns and to reduce the Fund’s exposure to loss of value during stock market declines. These options strategies are generally of a hedging nature, and are not designed to speculate on equity market performance. The Fund’s current options strategy consists of purchasing out-of-the-money S&P 500 Index put options and selling out-of-the-money S&P 500 Index call options on all or substantially all of the value of the Fund’s common stock portfolio. Purchasing index put options provides protection against loss of principal value during periods of market weakness and selling index

Eaton Vance Risk-Managed Diversified Equity Income Fund	26	Prospectus dated November 10, 2021

call options generates premium income. The Fund generally intends to purchase short-dated (generally 28-day) index put options and sell index call options of the same term, staggering roll dates across the options portfolio. Options that are more “out-of-the-money” provide the Fund with less protection against a decline in the applicable index, but generally would be less expensive than put options that are slightly “out-of-the-money.”

Compared to buying put options and selling call options on individual stocks, the Adviser believes that buying and selling index options can achieve better tax and transactional efficiency because listed options on broad-based securities indices generally qualify as “section 1256 contracts” under the Code which are subject to specialized tax treatment and because the markets for index options are generally deeper and more liquid than options on individual stocks. The Fund may in certain circumstances hold stock index put options with respect to only a portion of such amount, subject to the condition that, under normal market conditions, the Fund will hold index put options with respect to at least 80% of the value of its investments in common stocks. The Fund may in market circumstances deemed appropriate by the Adviser write index call options on up to 100% of its assets. In certain market circumstances, the Fund may forego writing index call options or selling put options on individual stocks. In implementing the Fund’s option strategy, the Adviser, depending on market conditions, may employ any combination of the above discussed option strategies.

To avoid being subject to the “straddle rules” under federal income tax law, the Fund intends to generally limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. Under the “straddle rules,” “offsetting positions with respect to personal property” generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that neither the index call options it writes nor the index put options it buys will, together with the Fund’s portfolio of common stocks, be considered straddles because its stock holdings will be sufficiently dissimilar from the components of each index on which it has open options positions under applicable guidance established by the Internal Revenue Service (the “IRS”). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. In addition, in keeping with the Fund’s strategy, described below, of selling index call options and purchasing index put options that qualify for treatment as “section 1256 contracts” under the Code on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period, the Fund may be limited in the manner in which it writes options on indices based upon foreign stocks. Because many foreign-traded stock index options do not currently qualify for treatment as “section 1256 contracts” under the Code, the Fund generally intends to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code. Options on foreign indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may buy and sell index options that do not qualify as “section 1256 contracts” under the Code.

The foregoing policies relating to investments in common stocks and options are the Fund’s primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. In addition to buying index put options and writing index call options, the Fund may buy put options and/or write call options on up to 20% of the value of its total assets on futures contracts based upon broad-based securities indices. The Fund’s use of such options on index futures would be substantially similar to its use of options directly on indices. In addition to the Fund’s primary options strategies as described herein, the Fund may also invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, market indices and/or currencies consistent with its investment objectives and policies). However, excluding the Fund’s primary options strategies, no more than 10% of the Fund’s total assets may be invested in such other derivative instruments for speculative purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures).

Tax-Managed Investing. Taxes are a major influence on the net after-tax returns that investors receive on their taxable investments. In implementing the Fund’s investment strategy, the Adviser employs a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. These currently include, without limitation: (1) investing in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains and complying with the holding period and other requirements for favorable tax treatment; (2) selling index call options and purchasing index put options that qualify for treatment as Section 1256 contracts under the Code, on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (3) limiting the overlap between the Fund’s stock holdings

Eaton Vance Risk-Managed Diversified Equity Income Fund	27	Prospectus dated November 10, 2021

(and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis so that the Fund’s stock holdings and index call options are not subject to the “straddle rules;” (4) engaging in a systematic program of tax-loss harvesting in the Fund’s stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (5) managing the sale of appreciated stock positions so as to minimize the Fund’s net realized short-term capital gains in excess of net realized long-term capital losses. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The Fund may also seek to offset short-term gains and non-qualified dividend investment income with Fund expenses and/or realized losses allocated against short-term gains. However, the tax treatment of its investments is complex, and prospective investors should review “Federal Income Tax Matters” and consult with their advisors regarding the tax consequences of an investment in the Fund. In addition, the Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. For example, the Fund intends to emphasize investments in stocks that pay dividends that qualify for U.S. federal income taxation at rates applicable to long-term capital gains, and to sell index call options and purchase index put options that qualify for treatment as Section 1256 contracts under the Code. The implementation of each of these objectives be affected by changes in applicable tax law, and may result in the Fund’s making different investments than it would have otherwise made if it had not pursued such objectives.

Common Stocks. Under normal market conditions, the Fund’s investment program consists of owning a diversified portfolio of common stocks and employing a variety of options strategies as described herein. Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Foreign Investments. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. Evidence of ownership of certain foreign investments may be held outside the United States, and the Fund may be subject to the risks associated with the holding of such property overseas. Trading in certain foreign markets is also subject to liquidity risk.

Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. If a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by other restrictions on investment. The risks posed by such actions with respect to a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.

Eaton Vance Risk-Managed Diversified Equity Income Fund	28	Prospectus dated November 10, 2021

Political events in foreign countries may cause market disruptions. In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”) (“Brexit”). Effective January 31, 2020, the UK ceased to be a member of the EU and, following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of the possible political, regulatory, economic, and market outcomes in the UK, EU and beyond are difficult to predict. The end of the Brexit transition period may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the UK. If one or more additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

The Fund may invest in ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, and may not pass through voting or other shareholder rights, and may be less liquid than sponsored receipts.

Emerging Markets Investments. The risks of foreign investments can be more significant in emerging markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Securities markets within emerging market countries may experience low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. In particular, trade disputes may result in governmental actions that could have an adverse effect on investments in emerging market countries, including but not limited to restrictions on investments in, or required divestment of, particular issuers or industries. Such actions may effectively restrict or eliminate the Fund’s ability to purchase or sell investments in emerging market countries, and thus may make them less liquid or more difficult to value, or may force the Fund to sell or otherwise dispose of such investments at inopportune times or prices. There may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject . The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. The prices at which investments may be acquired may be affected by trading by persons with information that is not publicly available and by securities transactions by brokers in anticipation of transactions in particular securities. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading. Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. If the U.S. dollar rises in value relative to a foreign currency, a security denominated in that foreign currency will be worth less in U.S. dollars. If the U.S. dollar decreases in value relative to a foreign currency, a security denominated in that foreign currency will be worth more in U.S. dollars. A devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency. Costs are incurred in connection with conversions between currencies.

Eaton Vance Risk-Managed Diversified Equity Income Fund	29	Prospectus dated November 10, 2021

Stock and Equity Index Options. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential stock market appreciation. Purchasing index put options is a risk management technique that involves a tradeoff between the options premiums paid and a potential increase in value of the options positions in a stock market decline. Writing put options on individual stocks involves a tradeoff between the options premiums received and exposure to declines in value of the stocks against which put options are written.

As the seller of index call options, the Fund will receive cash (the premiums) from option purchasers. The purchaser of an index call option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). In writing index call options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, an index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium received, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the index call option.

As the purchaser of index put options, the Fund will seek to benefit from a decline in the market prices of the underlying index, thereby hedging the Fund’s exposure to market risk. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable index declines below a fixed price (the exercise price) as of a specified date in the future (the option valuation date). If the index price is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid. In buying index put options, the Fund will, in effect, acquire protection against a decline in the value of the applicable index below the exercise price in exchange for the option premium paid. If, at expiration, an index put option purchased by the Fund is exercised, the Fund will receive from the option seller the difference between the cash value of the applicable index and the exercise price of the option. The premium paid, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the buyer of the index put option.

As the seller of put options on individual stocks, the Fund will receive cash (the premiums) from option purchasers. The purchaser of a put option assumes the right to sell (put) the stock to the seller of the option at a specified price (the exercise price) on or before the expiration date of the option. If the value of the stock on the option expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holders. If the value of the stock on the option expiration date is at or below the exercise price of the option, the Fund may be obligated to purchase the stock at the exercise price.

The Fund will sell only “covered” options. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument).

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The Adviser generally intends to buy index put options and sell index call options that are exchange-listed and “European style,” meaning that the options may only be exercised on the expiration date of the option. Index options differ from options on individual stocks in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. Exchange-traded index options are typically settled in cash and provide, in the case of a call option, that the holder of the option has the right to receive an amount of cash determined by the excess of the exercise-settlement value of the index over the exercise price of the option. In the case of a put option, the holder of the option has the right to receive an amount of cash determined by the excess of the exercise price of the option over the exercise-settlement value of the index. United States listed options contracts are originated and standardized by the Options Clearing Corporation (the “OCC”). In the United States, the Fund generally intends to buy and sell index options that are issued, guaranteed and cleared by the OCC. The Fund may also buy and sell index options in the United States and outside the United States that are not issued, guaranteed or cleared by the OCC.

Options on individual stocks sold by the Fund may be either “European style” or “American style,” meaning the options may be exercised at any time during the option period. The Fund may sell both exchange-traded and OTC put options on individual stocks. Put options on individual stocks written by the Fund may be physically settled, requiring the underlying stock to be delivered upon exercise of the option or, alternatively, may have cash settlement provisions.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each, a “Counterparty” and, together, the “Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any anticipated benefit of the transaction.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the actual or perceived volatility of the underlying security or index, and the time remaining until the expiration date. A purchased option is an asset of the Fund and an option written by the Fund is a Fund liability. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board of the Fund. The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets.

ADDITIONAL INVESTMENT PRACTICES

In addition to its primary investment strategies as described above, the Fund may engage in the following investment practices.

Temporary Investments. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objectives, principal strategies and other policies. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term United States government obligations. In moving to a substantial temporary investments position and in transitioning from such a position back into conformity with the Fund’s normal investment policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies. The transition to and from a substantial temporary investments position may also result in the Fund having to sell common stocks and/or close out options positions and then later purchase common stocks and open new options positions in circumstances that might not otherwise be optimal. The Fund’s investment in such temporary investments under unusual market circumstances may not be in furtherance of the Fund’s investment objectives.

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Dividend Capture Trading. The Fund may seek to enhance the level of tax-advantaged dividend income it receives by engaging in dividend capture trading. In a typical dividend capture trade, the Fund would buy a stock prior to its ex-dividend date and sell the stock at a point either on or after the ex-dividend date. The use of a dividend capture trading strategy exposes the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Writing Call Options on Individual Stocks. The Fund may write (sell) covered call options on individual common stocks held. A call option on a security is a contract that gives the holder of the option, in return for paying a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price. The writer of a call option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. “American style” options may be exercised at any time during the term of the option, whereas “European style” options may be exercised only on the expiration date of the option. The Fund may not sell “naked” call options, i.e., options representing more shares of the stock than are held in the portfolio.

When-Issued Securities and Forward Commitments. Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.. From the time of entering into the transaction until delivery and payment is made at a later date, the transacted securities are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. The Fund does not intend to enter into forward commitment or when-issued transactions for the purpose of investment leverage.

Real Estate Investments. Companies primarily engaged in the real estate industry and other real estate-related investments may include publicly traded real estate investment trusts (“REITs”) or real estate operating companies that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as lodging operators, brokers, property management companies, building supply manufacturers, mortgage lenders, or mortgage servicing companies. REITs tend to be small to medium-sized companies, and may include equity REITs and mortgage REITs. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs are pooled investment vehicles that have expenses of their own, so the Fund will indirectly bear its proportionate share of those expenses. The Fund will not own real estate directly.

Real estate investments are subject to special risks including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that investments concentrate in particular geographic regions or property types.

Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs are also subject to credit, market, liquidity and interest rate risks. REITs may issue debt securities to fund their activities. The value of these debt securities may be affected by changes in the value of the underlying property owned by the REIT, the creditworthiness of the REIT, interest rates, and tax and regulatory requirements, among other things.

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Illiquid Investments. The Fund may invest up to 15% of its total assets in investments for which there is no readily available trading market or are otherwise illiquid. It may be difﬁcult to sell illiquid investments at a price representing their fair value until such time as such investments may be sold publicly. Where registration is required, a considerable period may elapse between a decision by the Fund to sell such investments and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire investments through private placements under which it may agree to contractual restrictions on the resale of such investments. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable. The Fund may invest without limitation in OTC options that may be deemed to be illiquid.

At times, a portion of the Fund’s assets may be invested in investments as to which the Fund, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such investments. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such investments when the Adviser believes it advisable to do so or may be able to sell such investments only at prices lower than if such investments were more widely held. It may also be more difficult to determine the fair value of such investments for purposes of computing the Fund’s net asset value.

Other Derivative Instruments. In addition to the Fund’s primary options strategies as described herein, the Fund may invest up to 20% of its total assets in other derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies). However, excluding the Fund’s primary options strategies, no more than 10% of the Fund’s total assets may be invested in such other derivative instruments for speculative purposes. As a result of the Fund’s primary options strategies and the ability to invest in other derivative instruments as described herein, 100% of the Fund’s total assets may be subject to derivative instruments. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative contracts based on equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are not currently available. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments.

Swaps. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional amount,” i.e., the designated referenced amount of exposure to the underlying instruments. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements are maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the total return performance of the Fund would be unfavorably affected.

Equity Swaps. Equity swaps involve the exchange by the Fund with another party of their respective returns as calculated on a notional amount of an equity index (such as the S&P 500 Index), basket of equity securities, or individual equity security.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other designated underlying asset(s).

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

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Futures and Options on Futures. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a Section 1256 contract under the Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“currency forward”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency.

Certain currency forwards may be individually negotiated and privately traded, exposing them to credit and counterparty risks. The precise matching of the currency forward amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that the use of currency forwards may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency forwards may create exposure to currencies in which the Fund’s securities are not denominated. In addition, it may not be possible to hedge against long-term currency changes. Currency forwards are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying currency forwards. As a result, available information may not be complete.

Short Sales. The Fund may engage in short sales on securities or a basket or index of securities. A short sale on an individual security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. When making a short sale, the Fund must segregate liquid assets with a broker or the custodian equal to (or otherwise cover) its obligations under the short sale. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. This may limit the Fund’s investment flexibility, as well as its ability to meet current obligations. The seller of a short position generally realizes a profit from the transaction if the proceeds it receives on the short sale exceed the cost of purchasing the securities sold short in the market, but will generally realize a loss if the cost of closing the short position exceeds the proceeds from the short sale. The Fund pays interest or dividend expense with respect to securities sold short. If the Fund does not own the securities sold short, the short sale exposes the Fund to the risk that it will be required to purchase securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold  have appreciated in value, thus resulting in a loss. There is no assurance that a security sold short will decline in value or make a profit for the Fund. In addition, there is no guarantee that any security needed to cover the short position will be available for purchase. Short selling carries a risk that the counterparty to the short sale may fail to honor its contract terms, causing a loss to the Fund. If the Fund invests the proceeds received for selling securities short in other investments, the Fund is employing a form of leverage.  Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize short-sales at all.

Securities Lending. The Fund may seek to earn income by lending portfolio securities to broker-dealers and other institutional borrowers. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the investment adviser, and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the investment adviser believes that the expected returns, net of expenses, justify the attendant risks. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may engage in securities lending to generate income. Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so. The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

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As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.

Borrowings. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although it does not currently intend to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes or to meet temporary cash needs.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The Fund may enter into such agreements for various purposes, including, but not limited to, when it is able to invest the cash acquired at a rate higher than the cost of the agreement.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. There is a risk that large fluctuations in the market value of the Fund’s assets could affect NAV and the market price of Common Shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage and may be subject to leverage risks. Such agreements are treated as subject to investment restrictions as mentioned above under “Borrowings.” If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s cash available for distribution.

Research Process. The Fund’s portfolio management utilizes the information provided by, and the expertise of, the research staff of the investment adviser and its affiliates in making investment decisions. As part of the research process, portfolio management may consider financially material environmental, social and governance (“ESG”) factors. Such factors, alongside other relevant factors, may be taken into account in the Fund’s securities selection process.

Portfolio Turnover. The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate for the Fund for the six months ended June 30, 2021 was 17% and for the fiscal years ended December 31, 2020 and 2019 were 52% and 57%, respectively.

RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.

Discount From or Premium to NAV. The Offering is conducted only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Secondary Market for the Common Shares. The issuance of Common Shares through the Offering may have an adverse effect on the secondary market for the Common Shares. The increase in the amount of the Fund’s outstanding Common Shares resulting from the Offering may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued pursuant to the Offering at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.

The Fund also issues Common Shares of the Fund through its dividend reinvestment plan. See “Dividend Reinvestment Plan.” Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

When the Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that are sold through transactions effected on the NYSE. The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering may also put downward pressure on the market price for the Common Shares of the Fund.

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The voting power of current shareholders is diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Adviser is unable to invest the proceeds of such offering as intended, the Fund’s per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Because the Fund may sell stock index call options on a portion of its common stock portfolio value, the Fund’s appreciation potential from equity market performance may be more limited than if the Fund did not engage in selling stock index call options. Because the Fund may sell put options on individual stocks, the Fund’s exposure to loss from a decline in the value of such stocks may increase. To the extent that the individual stocks held by the Fund and/or the stocks subject to written put options decrease in value more than the index or indices on which the Fund has purchased put options, the strategy of purchasing index put options will provide only limited protection with respect to the value of the Fund’s assets and may result in worse performance for the Fund than if it did not buy index put options. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Issuer Risk. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Equity Risk. Equity risk is the risk that the value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer reduces or eliminates its dividend or fails to make anticipated dividend increases. Common stocks in which the Fund invests are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Limitations on Equity Market Risk Management Strategy. To manage the risk of a decline in the value of the general equity market, the Fund purchases index put options on a substantial portion of the value of its common stock holdings. As the purchaser of an index put option, the Fund would pay to the writer (seller) of the option cash (the premium), and the Fund has the right to receive from the seller the amount by which the cash value of the index is below the exercise price as of the valuation date of the option. If the Fund exercises the index put option, the seller would pay the Fund the difference between the exercise price and the value of the index. There are a number of limitations on the extent to which Common Shareholders of the Fund may benefit from this risk management strategy.

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First, holding an index put option generally provides a hedge against a decline in the applicable index to levels below the exercise price on the option. A decline in the index to a level above the exercise price would result in the option expiring worthless if held until expiration. Generally, the Fund intends to buy index put options that are “out-of-the-money” (i.e., the exercise price generally is below the current level of the applicable index when the option is purchased). Options that are more “out-of-the-money” provide the Fund with less protection against a decline in the applicable index.

Second, there is a risk that the value of the stock indices subject to purchased put options will not correlate with the value of the Fund’s portfolio holdings. The Fund intends to buy put options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of the Fund’s common stock portfolio (or that portion of its portfolio against which put options are acquired). The Fund will not, however, hold stocks that fully replicate the indices on which it buys put options. Due to tax considerations, the Fund intends to generally limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund’s stock holdings will normally include stocks not included in the indices on which it buys put options. Accordingly, the value of the indices may remain flat or increase in value at times when the Fund’s portfolio holdings are decreasing in value. Similarly, the indices may decrease in value but to a lesser extent than the Fund’s portfolio holdings. In such cases, the index put options would provide only a limited hedge against a decline in the value of the Fund’s portfolio holdings and may result in worse performance for the Fund than if it did not buy index put options. The use of index put options cannot serve as a complete hedge since the price movement of the indices underlying the options will not necessarily follow the price movements of the Fund’s portfolio holdings. Correlation risks are also presented in connection with the Fund’s selling of put options on individual stocks and purchasing index puts to hedge the associated increase in market risk. Purchasing index put options with respect to single stock put options written does not protect the Fund against the risk that the stocks against which put options are written decrease in value relative to the index on which put options are purchased and may result in greater costs and losses to the Fund than a strategy that does not involve such hedging.

Third, the Fund may in certain circumstances hold stock index put options with respect to only a portion of the value of its common stock holdings , subject to the condition that, under normal market conditions, the Fund will hold index put options with respect to at least 80% of the value of its investments in common stocks. The portion of the Fund’s portfolio value against which index put options are not acquired will not benefit from this risk management strategy.

Index put options can be highly volatile instruments. This may cause options positions held to react to market changes differently than the Fund’s portfolio securities and stocks subject to written put options. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Risk of Selling Index Call Options. Under normal market conditions, a portion of the Fund’s common stock portfolio value will be subject to written index call options. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its options activities by writing options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of the Fund’s common stock portfolio (or that portion of its portfolio against which options are written). The Fund will not, however, hold stocks that fully replicate the indices on which it writes call options. Due to tax considerations, the Fund intends to generally limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund’s stock holdings will normally include stocks not included in the indices on which it writes call options. Consequently, the Fund bears the risk that the performance of its stock portfolio will vary from the performance of the indices on which it writes call options. As the writer of index call options, the Fund will forgo, during the option’s life, the opportunity to profit from increases in the value of the applicable index above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the applicable index decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

Risks of Selling Put Options on Individual Stocks. The Fund may write put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written. The purchaser of a put option assumes the right to sell (put) the stock to the seller of the option at a specified price (the exercise price) on or before the expiration date of the option. If the value of the stock on the option expiration date is at or below the exercise price of the option, the Fund may be obligated to purchase the stock at the exercise price. In the event of a substantial depreciation in the value of the underlying stock, the Fund may incur a substantial loss.

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Options Risks Generally. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that the Adviser’s judgments in this respect will be correct.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a written option position by buying the option instead of letting it expire or be exercised. Similarly, the Fund may close out a purchased option position by selling the option instead of holding until exercise. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s options positions will be marked to market daily. The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. The value of index options is affected by changes in the value and dividend rates of the securities represented in the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options’ expiration, as well as trading conditions in the options market. Similarly, the value of single stock options is affected by changes in the value and dividend rate of the underlying stock, changes in interest rates, changes in the actual or perceived volatility of the associated stock and the remaining time to the options’ expiration, as well as options market trading conditions.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser or. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions. The Fund will not write “naked” or uncovered call options.

To the extent that the Fund buys or writes options on indices based upon foreign stocks, the Fund generally intends to buy or sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code. Options on foreign indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may buy or sell index options that do not qualify as “section 1256 contracts” under the Code. Gain or loss on index options not qualifying as “section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions and, generally, would be treated as short-term gain or loss.

OTC Options Risks. OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. Options traded in OTC markets will not be issued, guaranteed or cleared by the OCC. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counter-party will not settle a transaction in accordance with agreed terms and conditions because of a

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dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate a settlement may increase the potential for losses to the Fund.

Tax Risk. Reference is made to “Federal Income Tax Matters” for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund’s distributions may change over time due to changes in the Fund’s mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations, potentially with retroactive effect. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. As described under “Federal Income Tax Matters”, while the Fund generally intends to use a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, certain of the Fund’s investment practices are subject to complex federal income tax provisions that may, among other things, cause Common Shareholders to pay more tax than they otherwise would have, or to accelerate Common Shareholders’ recognition of taxable income or gains.

Risks of Investing in Smaller and Mid-Sized Companies. The Fund may make investments in stocks of companies whose market capitalization is considered middle sized or “mid-cap.” Smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Foreign Security Risk. The Fund may invest up to 40% of its total assets in securities of foreign issuers. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad (such as foreign brokerage costs, custodial expenses and other fees) are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation of assets, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations or repatriating capital invested in foreign countries, and the imposition of economic sanctions. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on United States exchanges or in the United States over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments held by the Fund and the accrued income and appreciation or depreciation of the investments in United States dollars. Changes in foreign currency exchange rates relative to the United States dollar will affect the United States dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. Foreign securities may not be eligible for the reduced rate of taxation applicable to qualified dividend income.

Because foreign companies may not be subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies, there may be less or less reliable publicly available information about a foreign company than about a domestic company. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions for, or loss of certificates of, portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in

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volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.

Political events in foreign countries may cause market disruptions. In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”) (“Brexit”). Effective January 31, 2020, the UK ceased to be a member of the EU and, following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of the possible political, regulatory, economic, and market outcomes in the UK, EU and beyond are difficult to predict. The end of the Brexit transition period may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the UK. If one or more additional countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Emerging Market Security Risk. The risks of foreign investments can be more significant in emerging markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Securities markets within emerging market countries may experience low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. In particular, trade disputes may result in governmental actions that could have an adverse effect on investments in emerging market countries, including but not limited to restrictions on investments in, or required divestment of, particular issuers or industries. Such actions may effectively restrict or eliminate the Fund's ability to purchase or sell investments in emerging market countries, and thus may make them less liquid or more difficult to value, or may force the Fund to sell or otherwise dispose of such investments at inopportune times or prices. There may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less developed than or different from such laws in the United States. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. The prices at which investments may be acquired may be affected by trading by persons with information that is not publicly available and by securities transactions by brokers in anticipation of transactions in particular securities. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Interest Rate Risk. The premiums from writing options and amounts available for distribution from the Fund’s options activities may decrease in declining interest rate environments. The value of the Fund’s common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

Derivatives Risk. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Fund’s performance. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance, including offsetting gains realized in the Fund’s common stock holdings.

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The U.S. and non-U.S. derivatives markets have undergone substantial changes in recent years as a result of changes under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and regulatory changes in Europe, Asia and other non-U.S. jurisdictions. In particular, the Dodd-Frank Act and related regulations require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on counterparties, and impose other regulatory requirements that will continue to change derivatives markets as regulations are implemented. As of October 28, 2020, the SEC has adopted new regulations that may significantly alter a Fund’s regulatory obligations with regard to its derivatives usage. In particular, the new regulations will, upon implementation, eliminate the current asset segregation framework for covering derivatives and certain other financial instruments, impose new responsibilities on the Board and establish new reporting and recordkeeping requirements for a Fund and may, depending on the extent to which a Fund uses derivatives, impose value at risk limitations on a Fund’s use of derivatives, and require the Fund’s Board to adopt a derivative risk management program. The implementation of these requirements may limit the ability of a Fund to use derivative instruments as part of its investment strategy, increase the costs of using these instruments or make them less effective. Additional future regulation of the derivatives markets may make the use of derivatives more costly, may limit the availability or reduce the liquidity of derivatives, and may impose limits or restrictions on the counterparties with which the Fund engages in derivative transactions. Fund management cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new government regulation will not adversely affect the Fund’s performance or ability to achieve its investment objectives.

Liquidity Risk. The Fund may invest up to 15% of its total assets in other securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value, and at times may make the disposition of securities impracticable. The Fund may invest without limitation in OTC options that may be deemed to be illiquid.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investments is worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.

Portfolio Turnover Risk. The Fund buys and sells securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund. the portfolio turnover rate(s) for the Fund for the fiscal years ended December 31, 2020 and 2019 were 52%and 57%, respectively.

Market Price of Common Shares. The Fund’s share price will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value. The Fund cannot predict whether its shares will trade at a price at, above or below its net asset value. Shares of closed-end funds frequently trade at a discount to net asset value.

Financial Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case,

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Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Management Risk. The Fund is subject to management risk because it is actively managed. Eaton Vance and the portfolio manager invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the portfolio manager to develop and effectively implement strategies that achieve the Fund’s investment objectives. There is no assurance that Eaton Vance and the portfolio manager will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by Eaton Vance and the portfolio manager may cause the Fund to incur losses or to miss profit opportunities.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund‘s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading and NAV calculation, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund‘s ability to plan for or respond to a cyber attack. Like other Funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures or breaches by the Fund‘s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund‘s ability to calculate its NAV, or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs. While many of the Fund service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn.  Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result

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in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Market Disruption. Global instability, war, geopolitical tensions and terrorist attacks in the United States and around the world have previously resulted, and may continue to result in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of significant future events on the global economy and securities markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Amended and Restated By-Laws (the “By-Laws” and together with the Declaration of Trust, the “Organizational Documents”) include provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. For example, pursuant to the Fund’s Declaration of Trust, the Fund Board is divided into three classes of Trustees with each class serving for a three-year term and certain types of transactions require the favorable vote of holders of at least 75% of the outstanding shares of the Fund. See “Description of Capital Structure - Certain Provisions of the Organizational Documents - Anti-Takeover Provisions in the Organizational Documents.”

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund’s Board under the laws of the Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Fund’s investment adviser under an Investment Advisory Agreement (the “Advisory Agreement”). Eaton Vance has offices at Two International Place, Boston, MA 02110. Eaton Vance and its predecessor organizations have been managing assets since 1924 and managing investment funds since 1931. Prior to March 1, 2021, Eaton Vance was a wholly owned subsidiary of Eaton Vance Corp. (“EVC”).

On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”) and Eaton Vance became an indirect, wholly owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement with Eaton Vance. The agreement was approved by shareholders prior to the consummation of the Transaction and was effective upon its closing. Effective March 1, 2021, any fee reduction agreement previously applicable to the Fund was incorporated into its new investment advisory agreement with Eaton Vance.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of September 30, 2021, Morgan Stanley’s asset management operations had aggregate assets under management of approximately $1.5 trillion.

Under the general supervision of the Fund’s Board, Eaton Vance will be responsible for the Fund’s overall investment program, structuring and managing the Fund’s common stock portfolio and developing and monitoring the Fund’s options strategies. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In connection with the Transaction, the Fund entered into an investment advisory agreement (the “New Agreement”) with Eaton Vance, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with Eaton Vance in effect prior to March 1, 2021), the fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. For purposes of this calculation, “gross assets” of the Fund shall mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in

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accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. During any periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s gross assets, including amounts attributable to financial leverage. The Fund is responsible for all expenses not expressly stated by another party (such as the expenses required to be paid pursuant to an agreement with the investment adviser or administrator). The Fund may pay brokerage commissions to broker-dealers affiliated with Fund or the Adviser. For more information about affiliated brokerage commissions, see the section entitled “PORTFOLIO TRADING” in the Fund’s SAI.

G.R. Nelson is responsible for the overall and day-to-day management of the Fund’s investments. Mr. Nelson is a Vice President of Eaton Vance, has been an equity analyst at Eaton Vance since 2004, has been a portfolio manager of the Fund since December 2019 and manages other Eaton Vance funds.

Additional Information Regarding Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund. The SAI is available free of charge by calling 1-800-262-1122 or by visiting the Fund’s website at http://www.eatonvance.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the SAI.

The Fund and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes of Ethics permit Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to the provisions of the Codes of Ethics and certain employees are also subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

The Fund’s annual shareholder report contains information regarding the basis for the Trustees’ approval of the Fund’s Advisory Agreement.

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Fund under an Administrative Services Agreement (the “Administration Agreement”), but currently receives no compensation for providing administrative services to the Fund. Under the Administration Agreement, Eaton Vance has been engaged to administer the Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Plan of Distribution

The Fund may sell the Common Shares being offered under this Prospectus in any one or more of the following ways: (i) directly to purchasers; (ii) through agents; (iii) to or through underwriters; or (iv) through dealers. The Prospectus Supplement relating to the Offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale.

The Fund may distribute Common Shares from time to time in one or more transactions at: (i) a fixed price or prices that may be changed; (ii) market prices prevailing at the time of sale; (iii) prices related to prevailing market prices; or (iv) negotiated prices; provided, however, that in each case the offering price per Common Share (less any underwriting commission or discount) must equal or exceed the NAV per Common Share.

The Fund from time to time may offer its Common Shares through or to certain broker-dealers, including UBS Securities LLC, that have entered into selected dealer agreements relating to at-the-market offerings.

The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a Prospectus Supplement relating to such Offering, name any agent that could be viewed as an underwriter under the 1933 Act, and describe any commissions the Fund must pay to such agent(s). Any such agent will be acting on a reasonable best efforts basis for the period of its appointment or, if indicated in the applicable Prospectus Supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

If any underwriters or agents are used in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the Prospectus Supplement relating to such Offering their names and the terms of the Fund’s agreement with them.

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If a dealer is utilized in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4) under the 1933 Act. An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the 1933 Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

In order to facilitate the Offering of Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the Offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, Common Shares or any such other Common Shares in the open market. Finally, in any Offering of Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in the Offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this Prospectus to third parties in privately negotiated transactions. If the applicable Prospectus Supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this Prospectus and the applicable Prospectus Supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of securities, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of securities. The third parties in such sale transactions will be underwriters and, if not identified in this Prospectus, will be identified in the applicable Prospectus Supplement or other offering materials (or a post-effective amendment).

The Fund or one of the Fund’s affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell Common Shares using this Prospectus. Such financial institution or third party may transfer its short position to investors in Common Shares or in connection with a simultaneous Offering of other Common Shares offered by this Prospectus or otherwise.

The maximum amount of compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not exceed 8% of the initial gross proceeds from the sale of any security being sold with respect to each particular Offering of Common Shares made under a single Prospectus Supplement.

Any underwriter, agent or dealer utilized in the Offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.

Distributions

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) pursuant to which the Fund makes monthly cash distributions to Common Shareholders, stated in terms of a fixed amount per common share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP is subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP. The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital is treated as a non-dividend distribution for tax purposes and is not subject to current tax. A return of capital reduces a shareholder’s tax cost basis in fund shares. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes are reported to shareholders on Form 1099-DIV for each calendar year.

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Subject to its MDP, the Fund makes monthly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions in any year may include a substantial return of capital component. The Fund’s distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are taxable to shareholders as ordinary income.

Common Shareholders will automatically have distributions reinvested in additional Common Shares under the Fund’s dividend reinvestment plan unless they elect otherwise through their investment dealer. See “Distributions” and “Dividend Reinvestment Plan.”

Federal Income Tax Matters

The Fund has elected to be treated and intends to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income and net capital gains (after reduction by certain capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. If the Fund retains all or a portion of the year’s net capital gain, it may designate the retained amounts as undistributed capital gains in a notice to Common Shareholders of record as of the end of the Fund’s taxable year, who will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of their holding period in the Common Shares) and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund on the retained gain. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by the difference between the amount of the includable gains and the tax deemed paid by the Common Shareholder. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year. Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term gains are taxable as ordinary income.

If, for any taxable year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. A corporation that owns Fund shares generally will only be entitled to the dividends-received deduction (“DRD”) to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year, and only if holding period and other requirements are met at the shareholder and Fund levels.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net long-term capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions may be eligible (i) to be treated as qualified dividend

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income in the case of individual and other noncorporate shareholders and (ii) for the DRD in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not constitute qualifying income for purposes of the 90% gross income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Section 1256 of the Code generally requires any gain or loss arising from a Section 1256 contract to be treated as 60% long-term and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each Section 1256 contract at the close of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code). If a Section 1256 contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules.

The taxation of equity options that the Fund expects to write that do not qualify as section 1256 contracts are governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If an option written by the Fund expires unexercised, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

Section 1092 of the Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund’s portfolio of common stocks will be sufficiently dissimilar from the components of each index on which it has outstanding options positions under applicable guidance established by the Internal Revenue Service (the “IRS”). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

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The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” Generally a “mixed straddle” is a straddle in which one or more but not all positions are Section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the Section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-Section 1256 contract positions.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that has appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

“Qualified dividend income” received by an individual is generally taxed at the rates applicable to long-term capital gain. In order for a dividend received by Fund shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stock in its portfolio and the shareholders must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any Common Share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such Common Share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income. In general, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment as qualified dividend income. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations.

Distributions are taxable as described herein whether Common Shareholders receive them in cash or reinvest them in additional shares. The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

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Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (or deemed received) with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

The net investment income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Common Shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Certain foreign entities including foreign entities acting as intermediaries may be subject to a 30% withholding tax on ordinary dividend income paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. In addition, the IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends the Fund pays. For more detailed information regarding FATCA withholding and compliance, please refer to the SAI.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the U.S. federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state, local and, where applicable, foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Shareholders should consult with their tax advisors concerning the applicability of federal, state, local and other taxes to an investment.

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Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (the “Plan”) pursuant to which Common Shareholders automatically have distributions reinvestment in Common Shares of the Fund unless they elect otherwise through their investment dealer. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”), as disbursing agent. On the distribution payment date, if the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions, then new Common Shares will be issued. The number of Common Shares shall be determined by the greater of the net asset value per Common Share or 95% of the market price. Otherwise, Common Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on page 54. If you withdraw, you will receive shares in your name for all Common Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Description of Capital Structure

The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the “Declaration of Trust”). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC.

The Fund’s By-Laws include provisions (the “Control Share Provisions”), pursuant to which a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The By-Laws define a “Control Share Acquisition,” pursuant to various conditions and exceptions, to include an acquisition of Fund shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provisions, in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund’s secretary setting forth certain required information, a shareholder who obtains beneficial ownership of shares in a Control Share Acquisition generally may request a vote of Fund shareholders (excluding such acquiring shareholder and certain other interested shareholders) to approve the authorization of voting rights for such shares at the next annual meeting of Fund shareholders following the Control Share Acquisition. See “Certain Provisions of the Organizational Documents” below for more information.

The By-Laws establish qualification criteria applicable to prospective Trustees and generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. Any notice by a shareholder must be accompanied by certain information as required by the By-Laws. No shareholder proposal will be considered at any meeting of shareholders of the Fund if such proposal is submitted by a shareholder who does not satisfy all applicable requirements set forth in the By-Laws.

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In the event of the liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund and permits inclusion of a clause to that effect in every agreement entered into by the Fund and in coordination with the Fund’s By-laws indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Fund’s Organizational Documents described in the foregoing sentence make the likelihood of such personal liability remote.

If there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a regulated investment company. See “Federal Income Tax Matters.” Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time-to-time it may be in the interest of Common Shareholders for the Fund to take corrective actions to reduce trading discounts in the Common Shares. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price equal to or approximating their NAV. In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

In November 2013, the Board initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. Results of the share repurchase program are disclosed in the Fund’s annual and semiannual reports to shareholders.

Eaton Vance Risk-Managed Diversified Equity Income Fund	51	Prospectus dated November 10, 2021

PREFERRED SHARES

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the “preferred shares”) in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating for preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate on any preferred shares may exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leverage structure, resulting in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, voting as a class, would be entitled to elect two of the Fund’s Trustees if any preferred shares are issued. The holders of both the Common Shares and the preferred shares (voting together as a single class with each share entitling its holder to one vote) shall be entitled to elect the remaining Trustees of the Fund. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all distributions in arrears have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears. The differing rights of the holders of preferred and Common Shares with respect to the election of Trustees do not affect the obligation of all Trustees to take actions they believe to be consistent with the best interests of the Fund. All such actions must be consistent with (i) the obligations of the Fund with respect to the holders of preferred shares (which obligations arise primarily from the contractual terms of the preferred shares, as specified in the Declaration of Trust and By-laws of the Fund) and (ii) the fiduciary duties owed to the Fund, which include the duties of loyalty and care.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than those described in this Prospectus.

Eaton Vance Risk-Managed Diversified Equity Income Fund	52	Prospectus dated November 10, 2021

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. If, in the future, the Fund determines to engage in investment leverage using borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program (“Program”), pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Borrowings under such a Program would not be expected to be convertible into any other securities of the Fund. Outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty, and no sinking fund or mandatory retirement provisions would be expected to apply. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the Program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the Program against liabilities they may incur in connection with the Program.

In addition, the Fund expects that any such Program would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any Program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a Program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such Program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

EFFECTS OF POSSIBLE FUTURE LEVERAGE

As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent that amounts available for distribution derived from securities purchased with the proceeds of leverage exceed the cost of such leverage, the Fund’s distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with leverage proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares. See “Risk Factors -- Financial Leverage Risk.”

In addition, the fee paid to Eaton Vance is calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering. See “Risk Factors -- Financial Leverage Risk.”

CERTAIN PROVISIONS OF THE ORGANIZATIONAL DOCUMENTS

Summary of Anti-Takeover Provisions in the Organizational Documents

Pursuant to the Organizational Documents, the Board is divided into three classes, with the term of one class expiring at each annual meeting of holders of Common Shares and preferred shares. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay the replacement of a majority of the Board, thereby increasing stability of the composition of the Board. In addition, in the event a Trustee is not elected at an annual meeting at which such Trustee’s term expires, and a nominee presented to shareholders as such Trustee’s successor is also not elected, then the incumbent Trustee shall remain a member of the relevant class of Trustees and hold office until the expiration of the term applicable to Trustees in that class. In a contested Trustee election, a nominee must receive the affirmative vote of a majority of the shares outstanding and entitled to vote in order to be elected. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elects such Trustee and are entitled to vote on the matter. These provisions similarly could delay the replacement of Trustees, which similarly increases stability of the composition of the Board.

Eaton Vance Risk-Managed Diversified Equity Income Fund	53	Prospectus dated November 10, 2021

The Organizational Documents establish supermajority voting requirements with respect to certain other matters. The Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders (“Principal Shareholders”) of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to or with the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). For information on the Control Share Provisions and the qualification criteria applicable to prospective Trustees in the Fund’s By-Laws, see “Description of Capital Structure – Common Shares.”

The Board believes that these provisions are in the best interests of the Fund and its shareholders. These provisions may provide some protection to the Fund against insurgent campaigns from “activist” investors that may, under some circumstances, impede the Fund’s ability to achieve its investment objective and may otherwise threaten to harm the long-term interests of the Fund and its other shareholders. These provisions promote continuity and stability and enhance the Fund’s ability to pursue the Fund’s investment strategies that are consistent with its stated investment objective and investment policies. Because these provisions may discourage third parties from seeking to obtain control of the Fund or from seeking to effect a tender offer or similar transaction, they may reduce opportunities for Common Shareholders to sell their Common Shares at a short-term premium over the then-current market price. However, they allow the Board to balance the interests of the entire shareholder base in evaluating these and other types of transactions rather than prioritizing the interests of certain shareholders.

The voting thresholds described above that are higher than those (if any) established under Massachusetts or federal. The Board has determined that these voting requirements are in the best interest of holders of Common Shares and preferred shares generally. Reference is made to the Organizational Documents on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund’s then outstanding Common Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate any future leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system.

The Board believes that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund were to convert to an open-end investment company, the Fund expects it would pay all such redemption requests in cash, but would likely reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

Eaton Vance Risk-Managed Diversified Equity Income Fund	54	Prospectus dated November 10, 2021

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. State Street maintains the Fund’s general ledger and computes NAV per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 is the transfer agent and dividend disbursing agent of the Fund.

Legal Matters

Certain legal matters in connection with the Common Shares is passed upon for the Fund by internal counsel for Eaton Vance.

Reports to Shareholders

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, MA 02116, independent registered public accounting firm, audits the Fund’s financial statements. Deloitte and/or its affiliates provide other audit, tax and related services to the Fund.

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, as applicable (collectively, for purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Fund(s) (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).

Eaton Vance Risk-Managed Diversified Equity Income Fund	55	Prospectus dated November 10, 2021

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in a Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of a Fund, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund.

Eaton Vance Risk-Managed Diversified Equity Income Fund	56	Prospectus dated November 10, 2021

Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”) the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Additional Information

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The SAI can be obtained without charge by calling 1-800-262-1122.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer being sent by mail unless you specifically request paper copies of the reports. Instead, the reports are being made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up. You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Incorporation by Reference

This Prospectus is part of a registration statement filed with the SEC. The Fund is permitted to “incorporate by reference” the information filed with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering will be incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:

Eaton Vance Risk-Managed Diversified Equity Income Fund	57	Prospectus dated November 10, 2021

•	The Fund’s SAI, dated November 10, 2021, filed with this Prospectus;
•	our annual report on Form N-CSR for the fiscal year ended December 31, 2020 filed with the SEC on February 25, 2021; and
•	our semiannual report on Form N-CSRS for the period ended June 30, 2021 filed with the SEC on August 24, 2021; and
•	the description of the Fund’s common shares contained in its Registration Statement on Form 8-A filed with the SEC on June 11, 2007, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

The Fund will provide without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this the Prospectus or the accompanying prospectus supplement. You should direct requests for documents by calling (800) 262-1122.

The Fund makes available this Prospectus, SAI and the Fund’s annual and semi-annual reports, free of charge, at http://www.eatonvance.com. You may also obtain this Prospectus, the SAI, other documents incorporated by reference and other information the Fund files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus or the accompanying prospectus supplement.

Eaton Vance Risk-Managed Diversified Equity Income Fund	58	Prospectus dated November 10, 2021

The Fund’s Privacy Policy

The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds.

This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Eaton Vance Risk-Managed Diversified Equity Income Fund	59	Prospectus dated November 10, 2021

Table of Contents for the Statement of Additional Information

Eaton Vance Risk-Managed Diversified Equity Income Fund	60	Prospectus dated November 10, 2021

Up to 9,600,000 Shares

Eaton Vance Risk-Managed Diversified Equity Income Fund

Common Shares

Prospectus November 10, 2021

Printed on recycled paper.

Eaton Vance Risk-Managed Diversified Equity Income Fund	61	Prospectus dated November 10, 2021

STATEMENT OF
ADDITIONAL INFORMATION
November 10, 2021

Eaton Vance Risk-Managed Diversified Equity Income Fund

Two International Place
Boston, Massachusetts 02110
1-800-262-1122

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND (THE “FUND”) DATED NOVEMBER 10, 2021, (THE “PROSPECTUS”) AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-262-1122.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus and any related Prospectus Supplements.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks.

Equity Investments. As described in the Prospectus, the Fund invests in common stocks.

Preferred Stocks. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest only in preferred stocks of investment grade quality as determined by S&P, Fitch or Moody’s or, if unrated, determined to be of comparable quality by Eaton Vance. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating.

Preferred stock represents an equity interest in a corporation, company or trust that has a higher claim on the assets and earnings than common stock. Preferred stock usually has limited voting rights. Preferred stock involves credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. A company’s preferred stock generally pays dividends after the company makes the required payments to holders of its bonds and other debt instruments but before dividend payments are made to common stockholders. However, preferred stock may not pay scheduled dividends or dividend payments may be in arrears. The value of preferred stock may react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects. Certain preferred stocks may be convertible to common stock. Preferred stock may be subject to redemption at the option of the issuer at a predetermined price. Because they may make regular income payments, preferred stocks may be considered fixed-income securities for purposes of a Fund’s investment restrictions. In addition to credit risk, investment in preferred stocks involves certain other risks as more fully described in the Prospectus.

Derivative Instruments. In addition to the intended strategy of buying and selling put options and selling index call options, the Fund may invest up to 20% of its total assets in other derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies). However, excluding the Fund’s strategy of buying and selling put options and selling index call options, no more than 10% of the Fund’s total assets may be invested in such other derivative instruments for speculative purposes. As a result of the Fund’s primary options strategies and the ability to invest in other derivative instruments as described herein, 100% of the Fund’s total assets may be subject to derivative instruments. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative contracts based on exchange-listed and equity and fixed-income indices and other instruments; purchase and sell futures contracts and options thereon; and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. Transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices or the other financial instruments’ prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks. Depending on the type of derivative instrument and the Fund’s investment strategy, a derivative instrument may be based on a security, instrument, index, currency, commodity, economic indicator or event (referred to as “reference instruments”). Fund obligations created pursuant to derivative instruments may be subject to the requirements described under “Asset Coverage” herein.

Eaton Vance Risk-Managed Diversified Equity Income Fund	2	SAI dated November 10, 2021

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, credit, interest rate, leverage, liquidity, market and tax risks. Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets. To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. There can be no assurance that the use of derivative instruments will benefit the Fund.

The regulation of derivatives has undergone substantial change in recent years. In particular, although many provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) have yet to be fully implemented or are subject to phase-in periods, it is possible that upon implementation these provisions, or any future regulatory or legislative activity, could limit or restrict the ability of a Fund to use derivative instruments, including futures, options on futures and swap agreements as a part of its investment strategy, increase the costs of using these instruments or make them less effective. New position limits imposed on a Fund or its counterparty may also impact the Fund’s ability to efficiently utilize futures, options, and swaps.

As of October 28, 2020, the SEC has adopted new regulations that may significantly alter a Fund’s regulatory obligations with regard to its derivatives usage. In particular, the new regulations will, upon implementation, eliminate the current asset segregation framework for covering derivatives and certain other financial instruments, impose new responsibilities on the Board and establish new reporting and recordkeeping requirements for a Fund and may, depending on the extent to which a Fund uses derivatives, impose value at risk limitations on a Fund’s use of derivatives, and require the Fund’s Board to adopt a derivative risk management program. The implementation of these requirements may limit the ability of a Fund to use derivative instruments as part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may also change the way in which the Fund itself is regulated. The effects of any new governmental regulation cannot be predicted and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s performance or ability to achieve its investment objective(s).

Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. There can be no assurance that the use of derivative instruments will benefit the Fund.

Eaton Vance Risk-Managed Diversified Equity Income Fund	3	SAI dated November 10, 2021

The Fund may use derivative instruments and trading strategies, including the following:

Options on Securities, Indices and Currencies. The Fund may engage in transactions in exchange traded and over-the-counter (“OTC”) options. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk..

Call Options. The Fund is authorized to write (i.e., sell) call options and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.

The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

Put Options. The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

Futures. The Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk. The sale of a futures contract limits the Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the Fund holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the Fund holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

Eaton Vance Risk-Managed Diversified Equity Income Fund	4	SAI dated November 10, 2021

Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Fund has claimed an exclusion from the definition of the term Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration as a CPO.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or the Fund position or, to seek to enhance returns. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaged in proxy hedging. The Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. Some of the forward foreign currency contracts entered into by the Fund are classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Foreign Currency Transactions. The Fund may engage in spot transactions and forward foreign currency exchange contracts and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Currency Options. The Fund may seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Eaton Vance Risk-Managed Diversified Equity Income Fund	5	SAI dated November 10, 2021

Currency Futures. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. Although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements are also subject to the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will segregate liquid assets equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis. Certain federal income tax requirements may limit the Fund’s ability to engage in certain interest rate transactions.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating-rate of interest or the total return from other underlying asset(s).

Foreign exchange traded futures contracts and options thereon may be used only if the Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

Eaton Vance Risk-Managed Diversified Equity Income Fund	6	SAI dated November 10, 2021

Short Sales. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). Short sales are transactions in which a party sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the party must borrow the security to make delivery to the buyer. When the party is required to return the borrowed security, it typically will purchase the security in the open market. The price at such time may be more or less than the price at which the party sold the security. Until the security is replaced, the party is required to repay the lender any dividends or interest, which accrues during the period of the loan. To borrow the security, it also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Transaction costs are incurred in effecting short sales. A short seller will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which it replaces the borrowed security. A gain will be realized if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the short seller may be required to pay, if any, in connection with a short sale. Short sales may be “against the box” or uncovered. In a short sale “against the box,” at the time of the sale, the short seller owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In an uncovered short sale, the short seller does not own the underlying security and, as such, losses from uncovered short sales may be significant. The Fund may sell short securities representing an index or basket of securities whose constituents the Fund holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Fund. Use of short sales is limited by the Fund’s non-fundamental restriction relating thereto. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize short-sales at all.

Securities Lending. As described in the Prospectus, the Fund may seek to earn income by lending portfolio securities to major banks, broker-dealers and other financial institutions in compliance with the 1940 Act. No lending may be made with any companies affiliated with the investment adviser. These loans earn income and are collateralized by cash, securities or letters of credit. The Fund may realize a loss if it is not able to invest cash collateral at rates higher than the costs to enter into the loan. The Fund invests cash collateral in an unaffiliated money market fund that operates in compliance with the requirements of Rule 2a-7 under the 1940 Act and seeks to maintain a stable $1.00 net asset value per share. When the loan is closed, the lender is obligated to return the collateral to the borrower. The lender could suffer a loss if the value of the collateral is below the market value of the borrowed securities or if the borrower defaults on the loan. The lender may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The investment adviser will use its reasonable efforts to instruct the securities lending agent to terminate loans and recall securities with voting rights so that the securities may be voted in accordance with the Fund’s proxy voting policy and procedures.

Exchange-Traded Funds. The Fund may invest in shares of exchange-traded funds (collectively, “ETFs”) which are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international.

ETFs are pooled investment vehicles that trade their shares on stock exchanges at market prices (rather than net asset value) and are only redeemable from the ETF itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector (“Passive ETFs”), or they may be actively managed (“Active ETFs”). An investment in an ETF generally involves the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with equity securities, fixed income securities, real estate investments and commodities, as applicable. In addition, a Passive ETF may fail to accurately track the market segment or index that underlies its investment objective or may fail to fully replicate its underlying index, in which case the Passive ETF’s investment strategy may not produce the intended results. The way in which shares of ETFs are traded, purchased and redeemed involves certain risks. An ETF may trade at a price that is lower than its net asset value. Secondary market trading of an ETF may result in frequent price fluctuations, which in turn may result in a loss to a Fund. Additionally, there is no guarantee that an active market for the ETF’s shares will develop or be maintained. An ETF may fail to meet the listing requirements of any applicable exchanges on which it is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

A Fund will indirectly bear its proportionate share of any management fees and other operating expenses of an ETF in which it invests. A Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Eaton Vance Risk-Managed Diversified Equity Income Fund	7	SAI dated November 10, 2021

Pooled Investment Vehicles. The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of pooled investment vehicles including other investment companies unaffiliated with the Adviser. The 10% limitation does not apply to the Fund’s investment in money market funds and certain other pooled investment vehicles. Pooled investment vehicles include other open-end or closed-end investment companies affiliated or unaffiliated with the investment adviser, exchange-traded funds and other collective investment pools. Closed-end investment company securities are usually traded on an exchange. The demand for a closed-end fund’s securities is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from, or a premium over, their net asset value. The Fund generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Fund.

Cybersecurity Risk.  With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. The Fund relies on communications technology, systems, and networks to engage with clients, employees, accounts, shareholders, and service providers, and a cyber incident may inhibit the Fund’s ability to use these technologies. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. A denial-of-service attack is an effort to make network services unavailable to intended users, which could cause shareholders to lose access to their electronic accounts, potentially indefinitely. Employees and service providers also may not be able to access electronic systems to perform critical duties for the Fund, such as trading and NAV calculation, during a denial-of-service attack. There is also the possibility for systems failures due to malfunctions, user error and misconduct by employees and agents, natural disasters, or other foreseeable and unforeseeable events.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber incidents consistently. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers. To date, cyber incidents have not had a material adverse effect on the Fund’s business operations or performance.

The Fund uses third party service providers who are also heavily dependent on computers and technology for their operations. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, limit a shareholder’s ability to purchase or redeem shares of the Fund or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, litigation costs, or additional compliance costs. While many of the Fund’s service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. The Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests.  The Fund and its shareholders could be negatively impacted as a result.

Asset Coverage Requirements. To the extent required by SEC guidance, if a transaction creates a future obligation of the Fund to another party the Fund will: (1) cover the obligation by entering into an offsetting position or transaction; and/or (2) segregate cash and/or liquid securities with a value (together with any collateral posted with respect to the obligation) at least equal to the marked-to market value of the obligations. Assets used as cover or segregated cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. The types of transactions that may require asset coverage include (but are not limited to) reverse repurchase agreements, repurchase agreements, short sales, securities lending, forward contracts, certain options, forward commitments, futures contracts, when-issued securities, swap agreements, residual interest bonds, and participation in revolving credit facilities.

Eaton Vance Risk-Managed Diversified Equity Income Fund	8	SAI dated November 10, 2021

Temporary Investments. The Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

LIBOR Transition and Associated Risk. The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements, and to determine dividend rates for preferred shares. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Many market participants are expected to transition to the use of alternative reference or benchmark rates before the end of 2021.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of borrowing or the dividend rate for preferred shares, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the discontinuation date.

Additionally, while some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative or “fallback” rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments have such fallback provisions, and many that do, do not contemplate the permanent cessation of LIBOR. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include fallback provisions to alternative reference rates, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments maturing after the end of 2021, particularly with respect to legacy cash products. Although there are ongoing efforts among certain government entities and other organizations to address these uncertainties, the ultimate effectiveness of such efforts in not yet known. Liquid markets for newly-issued instruments that use an alternative reference rate are still developing. Consequently, there may be challenges for a Fund to enter into hedging transactions against instruments tied to alternative reference rates until a market for such hedging transactions develops. Certain proposed replacement rates to LIBOR, such as SOFR, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Investment Restrictions. The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

Eaton Vance Risk-Managed Diversified Equity Income Fund	9	SAI dated November 10, 2021

(1)	Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;
(2)	Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;
(3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
(4)	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;
(5)	Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;
(6)	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
(7)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;
(8)	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and
(9)	Invest 25% or more of its total assets in any single industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

In regard to 5(c), the value of the securities loaned by the Fund may not exceed 33 1⁄3% of its total assets.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund’s shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon the Board’s approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of

Eaton Vance Risk-Managed Diversified Equity Income Fund	10	SAI dated November 10, 2021

such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above. If a Fund is required to reduce borrowings, it will do so in a manner that is consistent with the 1940 Act and guidance of the SEC or its staff, and that complies with any applicable SEC exemptive order.

TRUSTEES AND OFFICERS

The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission (“SEC”), then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used in this SAI, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “Eaton Vance” or “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of Eaton Vance and BMR. Effective March 1, 2021, each of Eaton Vance, BMR, EVD and EV are indirect wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Name and Year of Birth	Fund Position(s)(1)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held During Last Five Years
Interested Trustee
THOMAS E. FAUST JR. 1958	Class I Trustee	Until 2023. 3 years. Since 2007.	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, Eaton Vance, EVD and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.	137	Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
MARK R. FETTING 1954	Class III Trustee	Until 2022. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	138	None
Eaton Vance Risk-Managed Diversified Equity Income Fund	11	SAI dated November 10, 2021

Name and Year of Birth	Fund Position(s)(1)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held During Last Five Years
CYNTHIA E. FROST 1961	Class I Trustee	Until 2023. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	137	None
GEORGE J. GORMAN 1952	Chairperson of the Board and Class II Trustee	Until 2024. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	138	None
VALERIE A. MOSLEY 1960	Class III Trustee	Until 2022. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	138	Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).
WILLIAM H. PARK 1947	Class II Trustee	Until 2024. 3 years. Since 2003.	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).	138	None

Eaton Vance Risk-Managed Diversified Equity Income Fund	12	SAI dated November 10, 2021

Name and Year of Birth	Fund Position(s)(1)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held During Last Five Years
HELEN FRAME PETERS 1948	Class II Trustee	Until 2024. 3 years. Since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	138	None
KEITH QUINTON 1958	Class I Trustee	Until 2023. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).	138	Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
MARCUS L. SMITH 1966	Class III Trustee	Until 2022. 3 years. Since 2018.	Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).	138	Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
SUSAN J. SUTHERLAND 1957	Class II Trustee	Until 2024. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	138	Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Eaton Vance Risk-Managed Diversified Equity Income Fund	13	SAI dated November 10, 2021

Name and Year of Birth	Fund Position(s)(1)	Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held During Last Five Years
SCOTT E. WENNERHOLM 1959	Class I Trustee	Until 2023. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	137	None
(1)	The Board of Trustees is divided into three classes, each class having a term of three years to expire on the date of the third annual meeting following its election.
(2)	Includes both funds and portfolios in a hub and spoke structure.
Principal Officers who are not Trustees
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
EDWARD J. PERKIN 1972	President	Since 2017	Chief Equity Investment Officer and Vice President of Eaton Vance and BMR. Officer of 22 registered investment companies managed by Eaton Vance or BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.
DEIDRE E. WALSH 1971	Vice President and Chief Legal Officer	Since 2021	Vice President of Eaton Vance and BMR. Officer of 138 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2021.
JAMES F. KIRCHNER 1967	Treasurer	Since 2013	Vice President of Eaton Vance and BMR. Officer of 138 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.
KIMBERLY M. ROESSIGER 1985	Secretary	Since 2021	Vice President of Eaton Vance and BMR. Officer of 138 registered investment companies managed by Eaton Vance or BMR.
RICHARD F. FROIO 1968	Chief Compliance Officer	Since 2017	Vice President of Eaton Vance and BMR since 2017. Officer of 138 registered investment companies managed by Eaton Vance or BMR. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser(s) (collectively the “adviser”) to manage the Fund and an administrator to administer the Fund and is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of eleven Trustees, including ten Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”). In addition to six regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established six committees to assist the Board in performing its oversight responsibilities.

Eaton Vance Risk-Managed Diversified Equity Income Fund	14	SAI dated November 10, 2021

The Board has appointed a noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. In addition, the Board may appoint a noninterested Trustee to serve in the role of Vice-Chairperson. The Vice-Chairperson has the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust or By-laws, the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board and its Committees. As part of its oversight of the Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, administrator, principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser, administrator, principal underwriter and the other Fund service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.

The Board, with the assistance of management and with input from the Board's various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The administrator, the investment adviser and the sub-adviser (if applicable) are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Fund’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public

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service and/or academic positions and through experience from service as a member of the Boards of the Eaton Vance family of funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Thomas E. Faust Jr. Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007. Effective March 1, 2021, he is Chairman of MSIM. He is also a member of the Board of Managers and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Mr. Faust previously served as Chairman and Chief Executive Officer of EVC from 2007 through March 1, 2021 and as President of EVC from 2006 through March 1, 2021. Mr. Faust served as a Director of Hexavest Inc. from 2012-2021. From 2016 through 2019, Mr. Faust served as a Director of SigFig Wealth Management LLC. Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance from 1985-2007. He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School. Mr. Faust has been a Chartered Financial Analyst since 1988. He is a trustee and member of the executive committee of the Boston Symphony Orchestra, Inc. and trustee emeritus of Wellesley College.

Mark R. Fetting. Mr. Fetting has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Contract Review Committee. He has over 30 years of experience in the investment management industry as an executive and in various leadership roles. From 2000 through 2012, Mr. Fetting served in several capacities at Legg Mason, Inc., including most recently serving as President, Chief Executive Officer, Director and Chairman from 2008 to his retirement in 2012. He also served as a Director/Trustee and Chairman of the Legg Mason family of funds from 2008-2012 and Director/Trustee of the Royce family of funds from 2001-2012. From 2001 through 2008, Mr. Fetting also served as President of the Legg Mason family of funds. From 1991 through 2000, Mr. Fetting served as Division President and Senior Officer of Prudential Financial Group, Inc. and related companies. Early in his professional career, Mr. Fetting was a Vice President at T. Rowe Price and served in leadership roles within the firm’s mutual fund division from 1981-1987.

Cynthia E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Portfolio Management Committee. From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment. From 1995 through 2000, Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment. Ms. Frost also served in various investment and consulting roles at Cambridge Associates from 1989-1995, Bain and Company from 1987-1989 and BA Investment Management Company from 1983-1985. She serves as a member of the investment committee of The MCNC Endowment.

George J. Gorman. Mr. Gorman has served as a member of the Eaton Vance Fund Boards since 2014 and is the Independent Chairperson of the Board. From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds. Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust from 2011-2014 and the Ashmore Funds from 2010-2014.

Valerie A. Mosley. Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Governance Committee. She currently owns and manages a consulting and investment firm, Valmo Ventures, and in 2020 founded Upward Wealth, Inc., doing business as BrightUP, a fintech platform focused on helping everyday workers grow their net worth and reinforce their self-worth. From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist. Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990. She was also a Director of Progress Investment Management Company, a manager of emerging managers until 2020. She is a Director of Groupon, Inc., an ecommerce provider, and a Director of Envestnet, Inc., a

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provider of intelligent systems for wealth management and financial wellness. She is also a Director of DraftKings, Inc., a digital sports entertainment and gaming company. Ms. Mosley previously served as a Director of Dynex Capital, Inc., a mortgage REIT, from 2013-2020. She serves as a trustee or board member of several major non-profit organizations and endowments, including New Profit, a social venture firm that identifies, invests in and helps scale social entrepreneurs. She is a member of the Risk Audit Committee of the United Auto Workers Retiree Medical Benefits Trust and a member of the Investment Advisory Committee of New York State Common Retirement Fund.

William H. Park. Mr. Park has served as a member of the Eaton Vance Fund Boards since 2003 and was formerly the Independent Chairperson of the Board from 2016-2021. Mr. Park was formerly a consultant from 2012-2014 and formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Helen Frame Peters. Dr. Peters has served as a member of the Eaton Vance Fund Boards since 2008. Dr. Peters is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Dr. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011. In addition, Dr. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998. Dr. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Keith Quinton. Mr. Quinton has served as a member of the Eaton Vance Fund Boards since October 1, 2018. He had over thirty years of experience in the investment industry before retiring from Fidelity Investments in 2014. Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000-2001. From 1997 through 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 through 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Drexel Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton served as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments based on the investment policy and asset allocation approved by the board of trustees (2017-2021), and as a Director, (2016-2021) and Chairman, (2019-2021) of the New Hampshire Municipal Bond Bank.

Marcus L. Smith. Mr. Smith has served as a member of the Eaton Vance Fund Boards since October 1, 2018 and of the Ad Hoc Committee for Closed-End Fund Matters. Mr. Smith has been a Director of First Industrial Realty Trust, Inc., a fully integrated owner, operator and developer of industrial real estate, since 2021, where he serves on the Investment and Nominating/Corporate Governance Committees. Since 2017, Mr. Smith has been a Director of MSCI Inc., a leading provider of investment decision support tools worldwide, where he serves on the Compensation and Talent Management Committee and Strategy & Finance Committee. From 2017 through 2018, he served as a Director of DCT Industrial Trust Inc., a leading logistics real estate company, where he served as a member of the Nominating and Corporate Governance and Audit Committees. From 1994 through 2017, Mr. Smith served in several capacities at MFS Investment Management, an investment management firm, where he managed the MFS Institutional International Fund for 17 years and the MFS Concentrated International Fund for 10 years. In addition to his portfolio management duties, Mr. Smith served as Director of Equity, Canada from 2012-2017, Director of Equity, Asia from 2010-2012, and Director of Asian Equity Research from 2005-2010. Prior to joining MFS, Mr. Smith was a senior consultant at Andersen Consulting (now known as Accenture) from 1988-1992. Mr. Smith served as a United States Army Reserve Officer from 1987-1992. He was also a trustee of the University of Mount Union from 2008-2020 and served on the Boston advisory board of the Posse Foundation from 2015-2021. Mr. Smith currently sits on the Harvard Medical School Advisory Council on Education, the Board of Directors for Facing History and Ourselves and is a Trustee of the Core Knowledge Foundation.

Susan J. Sutherland. Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since 2015 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. She is also a Director of Ascot Group Limited and certain of its subsidiaries. Ascot Group Limited, through its related businesses including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance. In addition, Ms. Sutherland is a Director of Kairos Acquisition Corp., which is concentrating on acquisition and business combination efforts within the insurance and insurance technology (also known as “InsurTech”) sectors. Ms. Sutherland was a Director of Montpelier Re Holdings Ltd., a global provider of customized reinsurance and insurance products, from 2013 until its sale in 2015 and of Hagerty Holding Corp., a leading provider of specialized automobile and marine insurance from 2015-2018. From 1982 through 2013, Ms. Sutherland was an associate, counsel and then a partner in the

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Financial Institutions Group of Skadden, Arps, Slate, Meagher & Flom LLP, where she primarily represented U.S. and international insurance and reinsurance companies, investment banks and private equity firms in insurance-related corporate transactions. In addition, Ms. Sutherland is qualified as a Governance Fellow of the National Association of Corporate Directors and has also served as a board member of prominent non-profit organizations.

Scott E. Wennerholm. Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Audit Committee. He has over 30 years of experience in the financial services industry in various leadership and executive roles. Mr. Wennerholm served as Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management from 2005-2011. He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 and was a Vice President at Fidelity Investments Institutional Services from 1994-1997. In addition, Mr. Wennerholm served as a Trustee at Wheelock College, a postsecondary institution from 2012-2018.

The Board(s) of the Fund has several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee, the Contract Review Committee and the Ad Hoc Committee for Closed-End Fund Matters. Each of the Committees are comprised of only noninterested Trustees.

Mmes. Mosley (Chairperson), Frost, Peters and Sutherland, and Messrs. Fetting, Gorman, Park, Quinton, Smith and Wennerholm are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons. During the fiscal year ended December 31, 2020, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration.

Messrs. Wennerholm (Chairperson), Gorman and Park and Ms. Peters are members of the Audit Committee. The Board has designated Messrs. Gorman, Park and Wennerholm, each a noninterested Trustee, as audit committee financial experts. The Audit Committee’s purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Fund. During the fiscal year ended December 31, 2020, the Audit Committee convened twelve times.

Messrs. Fetting (Chairperson), Gorman, Park, Quinton, Smith and Wennerholm, and Mmes. Frost, Mosley, Peters and Sutherland are members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board. During the fiscal year ended December 31, 2020, the Contract Review Committee convened ten times.

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Mmes. Frost (Chairperson), Mosley and Peters and Messrs. Smith and Wennerholm are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund's stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board in its monitoring of the performance results of all funds and portfolios, giving special attention to the performance of certain funds and portfolios that it or the Board identifies from time to time. During the fiscal year ended December 31, 2020, the Portfolio Management Committee convened six times.

Ms. Sutherland (Chairperson) and Messrs. Fetting, Park and Quinton are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board and the Fund's CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. During the fiscal year ended December 31, 2020, the Compliance Reports and Regulatory Matters Committee convened seven times.

Messrs. Smith (Chairperson) and Fetting and Ms. Sutherland are members of the Ad Hoc Committee for Closed-End Fund Matters. The purpose of the Ad Hoc Committee for Closed-End Fund Matters is to consider, evaluate and make recommendations to the Board with respect to issues specifically related to Eaton Vance Closed-End Funds. During the fiscal year ended December 31, 2020, the Ad Hoc Committee for Closed-End Fund Matters convened eight times.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in the Eaton Vance family of funds overseen by the Trustee as of December 31, 2020.

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds
Interested Trustee
Thomas E. Faust Jr.	None	Over $100,000
Noninterested Trustees
Mark R. Fetting	None	Over $100,000
Cynthia E. Frost	None	Over $100,000
George J. Gorman	None	Over $100,000
Valerie A. Mosley	None	Over $100,000
William H. Park	None	Over $100,000
Helen Frame Peters	None	Over $100,000
Keith Quinton	None	Over $100,000
Marcus L. Smith	None	Over $100,000
Susan J. Sutherland	None	Over $100,000(1)
Scott E. Wennerholm	None	Over $100,000(1)
(1) Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2020, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, any sub-adviser, if applicable, or any person controlling, controlled by or under common control with EVC or EVD or any sub-adviser, if applicable, collectively (“Affiliated Entity”).

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During the calendar years ended December 31, 2019 and December 31, 2020, no noninterested Trustee (or their immediate family members) had:

(1)	Any direct or indirect interest in any Affiliated Entity;
(2)	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above; or
(3)	Any direct or indirect relationship with (i) the Fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above.

During the calendar years ended December 31, 2019 and December 31, 2020, no officer of any Affiliated Entity served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

Noninterested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, an eligible Board member may elect to have all or a portion of his or her deferred fees invested in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Board members under the Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Board members’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained. There is no retirement plan for Board members.

The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Board member who is a member of the Eaton Vance organization receives no compensation from the Fund.) During the fiscal year ended December 31, 2020, the Trustees of the Fund earned the following compensation in their capacities as Board members from the Fund. For the year ended December 31, 2020, the Board members earned the following compensation in their capacities as members of the Eaton Vance Fund Boards(1):

Source of Compensation	Mark R. Fetting	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	William H. Park	Helen Frame Peters	Keith Quinton	Marcus L. Smith	Susan J. Sutherland	Scott E. Wennerholm
Fund	$ 2,928	$ 3,138	$ 3,255	$ 3,181(2)	$ 3,959	$ 2,957	$ 2,844	$ 2,844	$ 3,138(3)	$ 3,255
Fund and Fund Complex(1)	$ 348,306	$ 373,305	$ 387,056	$ 378,709(4)	$ 470,806	$ 351,652	$ 338,306	$ 338,306	$ 373,305(5)	$ 387,056
(1)	As of November 8, 2021, the Eaton Vance fund complex consists of 138 registered investment companies or series thereof.
(2)	Includes $161 of deferred compensation.
(3)	Includes $3,138 of deferred compensation.
(4)	Includes $20,000 of deferred compensation.
(5)	Includes $370,208 of deferred compensation.

Proxy Voting Policy. The Board adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Board has delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Adviser Policies”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The members of the Board will review the Fund’s proxy voting records from time to time and will annually consider approving the Adviser Policies for the upcoming year. For a copy of the Fund Policy and the Adviser Policies, see Appendix B and C, respectively. Pursuant to certain provisions of the 1940 Act and certain exemptive orders relating to funds investing in other funds, a Fund may be required or may elect to vote its interest in another fund in the same proportion as the holders of all other shares of that fund. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

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INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser. The investment adviser manages the investments and affairs of the Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund’s assets will be held uninvested. The Investment Advisory Agreement on behalf of the Fund requires the investment adviser to pay the compensation and expenses of all officers and Trustees of the Fund who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

As described in the Prospectus, upon the closing of the transaction by which Morgan Stanley acquired EVC (the “Transaction”), the Fund entered into a new investment advisory agreement with Eaton Vance. The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory Agreement (the “Advisory Agreement”) or the Administrative Services Agreement (the “Administration Agreement”). Effective March 1, 2021, any fee reduction agreement previously applicable to the Fund was incorporated into its new investment advisory agreement with Eaton Vance.

As described in the Prospectus, per the Advisory Agreement, the fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly.

For the six months ended June 30, 2021, the Fund incurred $3,253,460 in advisory fees and for the fiscal years ended December 31, 2020, 2019 and 2018, the Fund incurred $6,110,961, $5,917,417 and $6,237,313, respectively, in advisory fees.

The Advisory Agreement with the Adviser continues in effect through and including the second anniversary of its execution and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Fund who are not interested persons of the Adviser or the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund. The Administration Agreement continues in effect through and including the second anniversary of its execution and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Fund and (ii) by the vote of a majority of those Trustees of the Fund who are not interested persons of Eaton Vance or the Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Advisory Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others. Each Agreement also provides that Eaton Vance shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreements, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, and Eaton Vance shall not be liable for any losses sustained in the acquisition, holding or disposition of any security or other investment. Each Agreement is not intended to, and does not, confer upon any person not a party to it any right, benefit or remedy of any nature.

Information About Eaton Vance.  Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. As described in the Prospectus, following the closing of the Transaction on March 1, 2021, EV and Eaton Vance became indirect wholly owned subsidiaries of Morgan Stanley (NYSE: MS), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Prior to March 1, 2021, EV and Eaton Vance were wholly owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company, and BMR was an indirect wholly owned subsidiary of EVC. EVC, through its subsidiaries and affiliates, engaged primarily in investment management, administration and marketing activities. The Directors of EVC were Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC were deposited in a Voting Trust, the Voting Trustees of which were Mr. Faust, Paul W. Bouchey, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Thomas Lee, Frederick S. Marius, David C. McCabe, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, Thomas C. Seto, John L. Shea, Eric A. Stein, John H. Streur, Andrew N. Sveen, Payson F. Swaffield, R. Kelly

Eaton Vance Risk-Managed Diversified Equity Income Fund	21	SAI dated November 10, 2021

Williams and Matthew J. Witkos (all of whom are or were officers of Eaton Vance or its affiliates). The Voting Trustees had unrestricted voting rights for the election of Directors of EVC. Prior to March 1, 2021, all of the outstanding voting trust receipts issued under said Voting Trust were owned by certain of the officers of BMR and Eaton Vance who may also have been officers, or officers and Directors of EVC and EV. As indicated under “Trustees and Officers,” all of the officers of the Fund (as well as Mr. Faust who is also a Trustee) are employees of Eaton Vance.

Code of Ethics. The Adviser and the Fund have adopted codes of ethics (the “Codes of Ethics”) governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act. Under the Codes of Ethics, employees of the Adviser may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to the provisions of the Codes of Ethics and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

The Codes of Ethics can be reviewed on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov), or a copy of the Codes of Ethics may be requested by electronic mail at publicinfo@sec.gov.

Portfolio Manager. The portfolio manager of the Fund is listed below. The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
G.R. Nelson(1)(2)
Registered Investment Companies	7	$ 6,755.6	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	1	$ 1.7	0	$ 0
(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(2)	As of September 30, 2021

The following table shows the dollar range of shares of the Fund beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year ended December 31, 2020 and in the Eaton Vance Family of Funds as of December 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
G.R. Nelson(1)	None	$500,001 - $1,000,000
(1)	As of September 30, 2021

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Eaton Vance Risk-Managed Diversified Equity Income Fund	22	SAI dated November 10, 2021

Compensation Structure for Eaton Vance. Compensation of the Adviser’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of restricted shares of Morgan Stanley stock that are subject to a fixed vesting and distribution schedule. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the December 31st fiscal year end of Morgan Stanley.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and Morgan Stanley. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Investment Advisory Services. Under the general supervision of the Fund’s Board, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. The Adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the Adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, Eaton Vance is registered with the CFTC as a commodity pool operator. Eaton Vance is also registered as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies or this SAI.

Eaton Vance Risk-Managed Diversified Equity Income Fund	23	SAI dated November 10, 2021

Administrative Services. Eaton Vance serves as administrator of the Fund under the Administration Agreement, but currently receives no compensation for providing administrative services to the Fund. Under the Administration Agreement, Eaton Vance has been engaged to administer the Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund is determined by State Street Bank and Trust Company (as agent and custodian) by subtracting the liabilities of the Fund from the value of its total assets. The Fund is closed for business and will not issue a net asset value on the following business holidays and any other business day that the New York Stock Exchange (the “Exchange”) is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board has approved procedures pursuant to which investments are valued for purposes of determining the Fund’s net asset value. Listed below is a summary of the methods generally used to value investments (some or all of which may be held by the Fund) under the procedures.

•	Equity securities (including common stock, exchange-traded funds, closed end funds, preferred equity securities, exchange-traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale, official close, or if there are no reported sales, at the mean between the bid and asked price on the primary exchange on which they are traded.
•	Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities. The pricing service may use a pricing matrix to determine valuation.
•	Short-term instruments with remaining maturities of less than 397 days are valued on the basis of market valuations furnished by a pricing service or based on dealer quotations.
•	Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.
•	Senior and Junior Loans are valued on the basis of prices furnished by a pricing service. The pricing service uses transactions and market quotations from brokers in determining values.
•	Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.
•	Exchange-traded options are valued at the mean of the bid and asked prices. Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).

•	Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty) or, for total return swaps, based on market index data.
•	Precious metals are valued at the New York Composite mean quotation.
•	Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.
•	Valuations of foreign equity securities and total return swaps and exchange-traded futures contracts on non-North American equity indices are generally based on the fair valuation provided by a pricing service.

Investments which are unable to be valued in accordance with the foregoing methodologies are valued at fair value using methods determined in good faith by or at the direction of the members of the Board. Such methods may include consideration of relevant factors, including but not limited to (i) the type of security, and the existence of any contractual restrictions on the security’s disposition; (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities; (iii) quotations or relevant information obtained from broker-dealers or other market participants; (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (v) an analysis of the company’s or entity’s financial statements; (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; (vii) any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the investment adviser. For purposes of a fair valuation, the portfolio managers of one Eaton Vance fund that invests in Senior and Junior Loans may not possess the same information about a Senior or Junior Loan as the portfolio managers of another Eaton Vance fund. As such, at times the fair value of a Loan determined by certain Eaton Vance portfolio managers may vary from the fair value of the same Loan determined by other portfolio managers.

Eaton Vance Risk-Managed Diversified Equity Income Fund	24	SAI dated November 10, 2021

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm or other financial intermediary (each an “intermediary”), are made by the investment adviser. The Fund is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with one or more intermediaries. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices that, in the investment adviser’s judgment, are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, which may include, without limitation, the full range and quality of the intermediary’s services, responsiveness of the intermediary to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the intermediary the reputation, reliability, experience and financial condition of the intermediary, the value and quality of the services rendered by the intermediary in this and other transactions, and the amount of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for the Fund and is otherwise in compliance with applicable law. The investment adviser may engage in portfolio transactions with an intermediary that sells shares of Eaton Vance funds, provided such transactions are not directed to that intermediary as compensation for the promotion or sale of such shares.

As described in the Prospectus, following the closing of the Transaction on March 1, 2021, Eaton Vance became an “affiliated person,” as defined in the 1940 Act, of Morgan Stanley and its affiliates, including certain intermediaries (as previously defined). As a result, Eaton Vance is subject to certain restrictions regarding transactions with Morgan Stanley-affiliated intermediaries, as set forth in the 1940 Act. Under certain circumstances, such restrictions may limit Eaton Vance’s ability to place portfolio transactions on behalf of a Fund at the desired time or price. Any transaction Eaton Vance enters into with a Morgan Stanley-affiliated intermediary on behalf of a Fund will be done in compliance with applicable laws, rules, and regulations; will be subject to any restrictions contained in a Fund’s investment advisory agreement; will be subject to Eaton Vance’s duty to seek best execution; and will comply with any applicable Eaton Vance policies and procedures, as described below.

Subject to the overriding objective of obtaining the best execution of orders and applicable rules and regulations, as described above, a Fund may use an affiliated intermediary, including a Morgan Stanley-affiliated intermediary, to effect Fund portfolio transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Board. In order to use such affiliated intermediaries, the Fund’s Board must approve and periodically review procedures reasonably designed to ensure that commission rates and other remuneration paid to the affiliated intermediaries are fair and reasonable in comparison to those of other intermediaries for comparable transactions involving similar securities being purchased or sold during a comparable time period.

Pursuant to an order issued by the SEC, a Fund is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with Morgan Stanley.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities

Eaton Vance Risk-Managed Diversified Equity Income Fund	25	SAI dated November 10, 2021

traded in the over-the-counter markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through intermediaries acting for their own account rather than as brokers. Such intermediaries attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Fixed-income transactions may also be transacted directly with the issuer of the obligations. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to intermediaries who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser as permitted by applicable law.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) and to the extent permitted by other applicable law, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e) and other applicable law. Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer, to the extent permitted by applicable law. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and, to the extent permitted by applicable law, may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients. The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings, when permitted under applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” Except for trades executed in jurisdictions where such consideration is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade. Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs. The investment adviser may enter into CCA arrangements with a number of broker-dealers and other firms, including certain affiliates of the investment adviser. The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

Eaton Vance Risk-Managed Diversified Equity Income Fund	26	SAI dated November 10, 2021

Fund trades executed by an affiliate of the investment adviser licensed in the United Kingdom may implicate laws of the United Kingdom, including rules of the UK Financial Conduct Authority, which govern client trading commissions and Research Services (“UK Law”). Broadly speaking, under UK Law the investment adviser may not accept any good or service when executing an order unless that good or service either is directly related to the execution of trades on behalf of its clients/customers or amounts to the provision of substantive research (as defined under UK Law). These requirements may also apply with respect to orders in connection with which the investment adviser receives goods and services under a CCA or other bundled brokerage arrangement. Fund trades may also implicate UK Law requiring the investment adviser to direct any research portion of a brokerage commission to an account controlled by the investment adviser.

The investment companies sponsored by the investment adviser or certain of its affiliates also may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or certain of its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the fiscal years ended December 31, 2020, 2019 and 2018, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates (see above), and the commissions paid in connection therewith.

Fiscal Year End	Brokerage Commission Paid	Amount of Transactions Directed to Firms Providing Research	Commissions Paid on Transactions Directed to Firms Providing Research
December 31, 2020	$ 230,306	$ 590,313,987	$ 206,506
December 31, 2019	$ 352,091
December 31, 2018	$ 291,564

Eaton Vance Risk-Managed Diversified Equity Income Fund	27	SAI dated November 10, 2021

The following table shows brokerage commissions paid to broker-dealers affiliated with Morgan Stanley (“Morgan Stanley affiliated broker-dealers”) during the fiscal years ended December 31, 2020, 2019 and 2018, as well as the percentage of aggregate brokerage commissions paid to Morgan Stanley affiliated broker-dealers and the percentage of total brokered transactions effected through Morgan Stanley affiliated broker-dealers for the most recent fiscal year.

Fiscal Year End	Brokerage Commissions Paid to Morgan Stanley Affiliated Broker-Dealers	Percentage of Aggregate Brokerage Commissions Paid to Morgan Stanley Affiliated Broker-Dealers	Percentage of Total Brokered Transactions Effected Through Morgan Stanley Affiliated Broker-Dealers
December 31, 2020	$ 12,530	5%	5%
December 31, 2019	$ 43,349
December 31, 2018	$ 5,036

During the fiscal year ended December 31, 2020, the Fund held securities of its “regular brokers or dealers”, as that term is defined in Rule 10b-1 of the 1940 Act, and the value of such securities as of the Fund’s fiscal year end was as follows:

Broker/Dealer	Amount
J.P. Morgan Securities	$ 17,611,648
Bank of America	$ 16,263,982
Goldman Sachs	$ 10,730,360

TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income and net capital gains, if any, (after reduction by certain capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends.

In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)       derive at least 90% of its annual gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined below);

(b)       distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year; and

(c)       diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded

Eaton Vance Risk-Managed Diversified Equity Income Fund	28	SAI dated November 10, 2021

partnership” is a publicly traded partnership that satisfies certain requirements with respect to the type of income it derives. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. In addition, for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund's ability to meet the diversification test in (c) above. If the Fund invests in publicly traded partnerships, it might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to the Fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the RIC income distribution requirements and would be taken into account for purposes of the 4% excise tax described below.

As a result of qualifying as a RIC, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of 90% of its net investment income and 90% of its net exempt interest income (if any) for such taxable year.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income, generally computed on the basis of the one-year period ending on October 31 (or later if the Fund is permitted to elect and so elects) of such year, and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions may be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends-received deduction (“DRD”) in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For U.S. federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, generally be taxable as ordinary income. “Qualified dividend income” received by an individual is generally taxed at the rates applicable to long-term capital gain. In order for a dividend received by Fund shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stock in its portfolio and the shareholders must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company (“PFIC”). Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

Eaton Vance Risk-Managed Diversified Equity Income Fund	29	SAI dated November 10, 2021

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income (excluding net long-term capital gains over net short-term capital loss), then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income.

A portion of distributions made by the Fund which are derived from dividends from U.S. corporations may qualify for the DRD in the case of corporate shareholders. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days (more than 90 days in the case of certain preferred stock) during the 91-day period beginning 45 days before the ex-dividend date (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or if the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Receipt of certain distributions qualifying for the DRD may result in a reduction of the tax basis of the corporate shareholder’s shares. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify for the DRD.

For federal income tax purposes, net capital losses incurred by the Fund in a particular taxable year can be carried forward to offset net capital gains in any subsequent year until such loss carryforwards have been fully used, and such capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and would not be distributed as such to shareholders.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will give rise to short-term capital gain.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable as described herein whether shareholders receive them in cash or in additional shares of the Fund.

Shareholders receiving distributions in the form of additional shares pursuant to a dividend reinvestment plan will be treated for U.S. federal income tax purposes as receiving a dividend in an amount equal to either (i) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market, or (ii) if shares are trading at or above net asset value, generally the fair market value of the new shares issued to the shareholder, and will have a cost basis in the shares received equal to such amount. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

From time to time, the Fund may make a tender offer for its shares. Shareholders who tender all shares held, or considered to be held, by them will generally be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the redemption is treated as being either (i)

Eaton Vance Risk-Managed Diversified Equity Income Fund	30	SAI dated November 10, 2021

“substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to a capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in Fund shares, and thereafter as capital gain. Where a redeeming shareholder is treated as receiving a dividend, there is a risk that non-tendering shareholders whose interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the shares of the Fund; if isolated, any such risk is likely remote.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) may be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount also may be subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on the sale of Fund shares, will constitute investment income of the type subject to this tax.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Section 1256 of the Code generally requires any gain or loss arising from a Section 1256 contract to be treated as 60% long-term and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. In addition, the Fund generally will be required to “mark-to-market” (i.e., treat as sold for fair market value) each Section 1256 contract which it holds at the close of each taxable year (and for purposes of the 4% excise tax, on certain other dates as prescribed by the Code). If a Section 1256 contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark-to-market” rules.

The taxation of equity options that the Fund expects to write that do not qualify as section 1256 contracts are governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If an option written by the Fund expires unexercised, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

The Code contains special rules that apply to “straddles,” defined generally as the holding of offsetting positions with respect to personal property. For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund’s portfolio of common stocks will be sufficiently dissimilar from the components of the indices on which it has outstanding options positions under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

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The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” Generally a “mixed straddle” is a straddle in which one or more but not all positions are Section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the Section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-Section 1256 contract positions.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that has appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale.

The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% and 98.2% distribution requirements for avoiding excise taxes.

In particular, the Fund expects to write call options with respect to certain securities held by the Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain.

Further, certain of the Fund’s investment practices, such as its transactions in options, are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not constitute qualifying income for purposes of the 90% annual gross income requirement described above.

Eaton Vance Risk-Managed Diversified Equity Income Fund	32	SAI dated November 10, 2021

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.

The Fund may invest in the stock of PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain --which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax -- even if the QEF does not distribute those earnings and gain to the Fund. There can be no assurance that the Fund will be able to make a QEF election with respect to any investment in a PFIC.

The Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an

Eaton Vance Risk-Managed Diversified Equity Income Fund	33	SAI dated November 10, 2021

ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Capital gain dividends, if any, are not subject to the 30% withholding tax. Exemptions from this withholding tax are also provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by the Fund with respect to its qualified net interest income or qualified short-term gain. Unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, backup withholding will apply to certain other payments from the Fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Fund.

Code Sections 1471 through 1474 and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment by the Fund is subject to withholding under FATCA, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g. interest-related dividends). Shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in the Fund.

If a shareholder realizes a loss on disposition of the Fund’s shares in any single tax year of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, or, in any combination of tax years, $4 million or more for an individual shareholder or $20 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to shareholders of investing in shares, reflects the U.S. federal tax law as of the date of this SAI, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. shareholder and holds shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state, local and, where applicable, foreign tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

Eaton Vance Risk-Managed Diversified Equity Income Fund	34	SAI dated November 10, 2021

State and Local Taxes. Shareholders should consult their own tax advisors as to the state or local tax

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, in coordination with the Fund’s By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares.

The Fund’s Prospectus, any related Prospectus Supplement, and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

CUSTODIAN

State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. State Street maintains the Fund’s general ledger and computes net asset value per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, audits the Fund’s financial statements. Deloitte and/or its affiliates provide other audit, tax and related services to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 1, 2021, the officers and Trustees of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

To the best knowledge of the Fund, the shareholders (principal holders) listed below owned more than 5% of the Fund’s Common Shares as of November 1, 2021. Information related to these shareholders is as of the date indicated and may be different as of November 1, 2021. A shareholder who owns beneficially more than 25% of a fund is deemed to be a control person of that fund.

Eaton Vance Risk-Managed Diversified Equity Income Fund	35	SAI dated November 10, 2021

Title of Class	Name and Address of Owner	Aggregate Share Amount Owned	Percent
Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,883,464	6.08%(1)
(1)	Based on a Schedule 13G filing dated January 13, 2021.

POTENTIAL CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.

Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The investment adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the investment adviser is required to aggregate its positions with those of

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other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.

Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the investment adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the

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allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account, including another Eaton Vance fund, will invest in or advise a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

Different clients of the investment adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.

The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.

The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.

From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. . In addition, due to differences in the investment strategies or restrictions among client

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accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

In addition, at times an investment adviser investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.

The investment adviser maintains separate trading desks by investment team and generally based on asset class, including two trading desks trading equity securities. These trading desks operate independently of one another. The two equity trading desks do not share information. The separate equity trading desks may result in one desk competing against the other desk when implementing buy and sell transactions, possibly causing certain accounts to pay more or receive less for a security than other accounts. In addition, Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share trading information with the investment adviser. These trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department and, together with the Eaton Vance Investment Department, the ”Investment Departments“). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, a MS Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account. The Eaton Vance Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the MS Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the Eaton Vance Investment Department. Although the Eaton Vance Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the Eaton Vance Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the MS Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.

Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of the Funds, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a financial intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a financial

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intermediary, granting EVD access to a financial intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a financial intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Eaton Vance funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Eaton Vance funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different financial intermediaries.

The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation. In addition, in certain circumstances, the investment adviser may restrict, limit or reduce the amount of a Fund's investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

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To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.

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Principal Investments. To the extent permitted by applicable law, there may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Eaton Vance funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.

Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance, for this purpose. Eaton Vance does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

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General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

INCORPORATION BY REFERENCE

This SAI is part of a registration statement filed with the SEC. The Fund is permitted to “incorporate by reference” the information filed with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this SAI, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering will be incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents

•	The Fund’s Prospectus, dated November 10, 2021, filed with this SAI;
•	our annual report on Form N-CSR for the fiscal year ended December 31, 2020 filed with the SEC on February 25, 2021;
•	our semiannual report on Form N-CSRS for the period ended June 30, 2021 filed with the SEC on August 24, 2021; and
•	the description of the Fund’s common shares contained in its Registration Statement on Form 8-A filed with the SEC on June 11, 2007, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

The Fund will provide without charge to each person, including any beneficial owner, to whom this SAI is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this SAI, the Prospectus or the accompanying prospectus supplement. You should direct requests for documents by calling (800) 262-1122.

The Fund makes available the Prospectus, SAI and the Trust’s annual and semi-annual reports, free of charge, at  http://www.eatonvance.com. You may also obtain this SAI, the Prospectus, other documents incorporated by reference and other information the Fund files electronically, including reports and proxy statements, on the SEC website (http://www.sec.gov) or with the payment of a duplication fee, by electronic request at publicinfo@sec.gov. Information contained in, or that can be accessed through, the Fund’s website is not part of this SAI, the Prospectus or the accompanying prospectus supplement.

FINANCIAL STATEMENTS

The audited financial statements and the report of the independent registered public accounting firm of the Fund, for the fiscal year ended December 31, 2020 and the unaudited financial statements for the six months ended June 30, 2021, are incorporated herein by reference from the Fund’s most recent Annual and Semiannual Reports to Common Shareholders filed with the SEC on February 25, 2021 (Accession No. 0001193125-21-056897) and on August 24, 2021 (Accession No. 0001193125-21-254907) on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act, respectively.

Eaton Vance Risk-Managed Diversified Equity Income Fund	43	SAI dated November 10, 2021

APPENDIX A

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of a default or impairment.

GLOBAL LONG-TERM RATINGS SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

GLOBAL SHORT-TERM RATING SCALE

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

Eaton Vance Risk-Managed Diversified Equity Income Fund	44	SAI dated November 10, 2021

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like obligations. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not to all) senior unsecured financial obligations and contracts.

US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

The global short-term ‘prime’ rating scale is applied to commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

Eaton Vance Risk-Managed Diversified Equity Income Fund	45	SAI dated November 10, 2021

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P GLOBAL RATINGS (“S&P”)

ISSUE CREDIT RATINGS DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the financial obligation and the promise that it is imputed; and

• Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Eaton Vance Risk-Managed Diversified Equity Income Fund	46	SAI dated November 10, 2021

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR: This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.

Eaton Vance Risk-Managed Diversified Equity Income Fund	47	SAI dated November 10, 2021

ISSUER CREDIT RATINGS DEFINITIONS

S&P’s issuer credit rating is a forward-looking opinion about an obligor's overall creditworthiness. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation.

Sovereign credit ratings are forms of issuer credit ratings.

Issuer credit ratings can be either long-term or short-term.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D: An obligor is rated 'SD' (selective default) or 'D' if S&P considers there to be a default on one or more of its financial obligations, whether long -or short-term, including rated and unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in non-payment according to terms. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Eaton Vance Risk-Managed Diversified Equity Income Fund	48	SAI dated November 10, 2021

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: An obligor rated 'C' is currently vulnerable to nonpayment that would result in a 'SD' or 'D' issuer rating, and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

SD and D: An obligor is rated 'SD' (selective default) or 'D' if S&P considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to term. An obligor is considered in default unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor's rating is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

MUNICIPAL SHORT-TERM NOTE RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note rating reflects S&P opinions about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Eaton Vance Risk-Managed Diversified Equity Income Fund	49	SAI dated November 10, 2021

FITCH RATINGS

LONG-TERM CREDIT RATINGS

Issuer Default Ratings

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exist that supports the servicing of financial commitments.

B: Highly speculative. B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

• The issuer had entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

• The formal announcement by the issuer or their agent of distressed debt exchange;

• A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

• An unsecured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

• Has not otherwise ceased operating.

Eaton Vance Risk-Managed Diversified Equity Income Fund	50	SAI dated November 10, 2021

This would include:

• The selective payment default on specific class or currency of debt;

• The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

• The extension of multiple waivers of forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

• Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

• In all cases, the assignment of default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Short-Term Credit Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations and also reflect the expected financial loss suffered in the event of default.

Eaton Vance Risk-Managed Diversified Equity Income Fund	51	SAI dated November 10, 2021

S&P Insurer Financial Strength Ratings

An S&P insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims.

Insurer financial strength ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and it follows procedures consistent with those used to assign an issue credit rating. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

Long-Term Insurer Financial Strength Ratings

Category Definition

AAA

An insurer rated 'AAA' has extremely strong financial security characteristics. 'AAA' is the highest insurer financial strength rating assigned by S&P.

AA

An insurer rated 'AA' has very strong financial security characteristics, differing only slightly from those rated higher.

A

An insurer rated 'A' has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB

An insurer rated 'BBB' has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

BB, B, CCC and CC

An insurer rated 'BB' or lower is regarded as having vulnerable characteristics that may outweigh its strengths. 'BB' indicates the least degree of vulnerability within the range and 'CC' the highest.

BB

An insurer rated 'BB' has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B

An insurer rated 'B' has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC

An insurer rated 'CCC' has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC

An insurer rated 'CC' has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

Eaton Vance Risk-Managed Diversified Equity Income Fund	52	SAI dated November 10, 2021

SD or D

An insurer rated 'SD' (selective default) or 'D' is in default on one or more of its insurance policy obligations. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a policy obligation are at risk. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay substantially all of its obligations in full in accordance with the policy terms. An 'SD' rating is assigned when S&P believes that the insurer has selectively defaulted on a specific class of policies but it will continue to meet its payment obligations on other classes of obligations. A selective default includes the completion of a distressed exchange offer. Claim denials due to lack of coverage or other legally permitted defenses are not considered defaults.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Insurer Financial Strength Rating

The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company's policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency's assessments of the sufficiency of an insurance company's assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between 'B' and 'C' on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer's International Long-Term IFS Ratings.

Eaton Vance Risk-Managed Diversified Equity Income Fund	53	SAI dated November 10, 2021

APPENDIX B

Eaton Vance Funds

Proxy Voting Policy and Procedures

I.   Overview

The Boards of Trustees (the “Board”) of the Eaton Vance Funds1 have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy:

•	“Fund” means each registered investment company sponsored by the Eaton Vance organization; and
•	“Adviser” means the adviser or sub-adviser responsible for the day-to-day management of all or a portion of the Fund’s assets.

II.   Delegation of Proxy Voting Responsibilities

The Board hereby delegates to the Adviser responsibility for voting the Fund’s proxies as described in this Policy. In this connection, the Adviser is required to provide the Board with a copy of its proxy voting policies and procedures (“Adviser Procedures”) and all Fund proxies will be voted in accordance with the Adviser Procedures, provided that in the event a material conflict of interest arises with respect to a proxy to be voted for the Fund (as described in Section IV below) the Adviser shall follow the process for voting such proxy as described in Section IV below.

The Adviser is required to report any material change to the Adviser Procedures to the Board in the manner set forth in Section V below. In addition, the Board will review the Adviser Procedures annually.

III.   Delegation of Proxy Voting Disclosure Responsibilities

Pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to file Form N-PX no later than August 31st of each year. On Form N-PX, the Fund is required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted on the matter and whether it voted for or against management.

To facilitate the filing of Form N-PX for the Fund:

•	The Adviser is required to record, compile and transmit in a timely manner all data required to be filed on Form N-PX for the Fund that it manages. Such data shall be transmitted to Eaton Vance Management, which acts as administrator to the Fund (the “Administrator”) or the third party service provider designated by the Administrator; and
•	the Administrator is required to file Form N-PX on behalf of the Fund with the Securities and Exchange Commission (“Commission”) as required by the 1940 Act. The Administrator may delegate the filing to a third party service party provided each such filing is reviewed and approved by the Administrator.

IV.   Conflicts of Interest

The Board expects the Adviser, as a fiduciary to the Fund it manages, to put the interests of the Fund and its shareholders above those of the Adviser. When required to vote a proxy for the Fund, the Adviser may have material business relationships with the issuer soliciting the proxy that could give rise to a potential material conflict of interest for the Adviser.2 In the event such a material conflict of interest arises, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board, or any committee, sub-committee or group of Independent Trustees identified by the Board (as long as such committee, sub-committee or group contains at least two or more Independent Trustees) (the “Board Members”), concerning the material conflict.3 For ease of communicating with the Board Members, the Adviser is required to provide the foregoing notice to the Fund’s Chief Legal Officer who will then notify and facilitate a consultation with the Board Members.

Once the Board Members have been notified of the material conflict:

•	They shall convene a meeting to review and consider all relevant materials related to the proxies involved. This meeting shall be convened within 3 business days, provided that it an effort will be made to convene the meeting sooner if the proxy must be voted in less than 3 business days;
•	In considering such proxies, the Adviser shall make available all materials requested by the Board Members and make reasonably available appropriate personnel to discuss the matter upon request.
Eaton Vance Risk-Managed Diversified Equity Income Fund	54	SAI dated November 10, 2021

•	The Board Members will then instruct the Adviser on the appropriate course of action with respect to the proxy at issue.

If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, the Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Board as soon as practicable and to the Board at its next meeting. Any determination regarding the voting of proxies of the Fund that is made by the Board Members shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.    Reports and Review

The Administrator shall make copies of each Form N-PX filed on behalf of the Fund available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the Fund) shall also provide any reports reasonably requested by the Board regarding the proxy voting records of the Fund.

The Adviser shall report any material changes to the Adviser Procedures to the Board as soon as practicable and the Boards will review the Adviser Procedures annually.

The Adviser also shall report any material changes to the Adviser Procedures to the Fund Chief Legal Officer prior to implementing such changes in order to enable the Administrator to effectively coordinate the Fund’s disclosure relating to the Adviser Procedures.

To the extent requested by the Commission, the Policy and the Adviser Procedures shall be appended to the Fund’s statement of additional information included in its registration statement.

_____________________
[1]	The Eaton Vance Funds may be organized as trusts or corporations. For ease of reference, the Funds may be referred to herein as Trusts and the Funds’ Board of Trustees or Board of Directors may be referred to collectively herein as the Board.
[2]	An Adviser is expected to maintain a process for identifying a potential material conflict of interest. As an example only, such potential conflicts may arise when the issuer is a client of the Adviser and generates a significant amount of fees to the Adviser or the issuer is a distributor of the Adviser’s products.
[3]	If a material conflict of interest exists with respect to a particular proxy and the proxy voting procedures of the relevant Adviser require that proxies are to be voted in accordance with the recommendation of a third party proxy voting vendor, the requirements of this Section IV shall only apply if the Adviser intends to vote such proxy in a manner inconsistent with such third party recommendation.
Eaton Vance Risk-Managed Diversified Equity Income Fund	55	SAI dated November 10, 2021

APPENDIX C

EATON VANCE MANAGEMENT

BOSTON MANAGEMENT AND RESEARCH

EATON VANCE WATEROAK ADVISORS

EATON VANCE MANAGEMENT (INTERNATIONAL) LIMITED

EATON VANCE GLOBAL ADVISORS LIMITED

EATON VANCE ADVISERS INTERNATIONAL LTD.

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research, Eaton Vance WaterOak Advisors, Eaton Vance Management (International) Limited, Eaton Vance Global Advisors Limited and Eaton Vance Advisers International Ltd. (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation. These proxy policies and procedures are intended to reflect current requirements applicable to investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”). These procedures may change from time to time.

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser has established guidelines (“Guidelines”) as described below and generally will utilize such Guidelines in voting proxies on behalf of its clients. The Guidelines are largely based on those developed by the Agent (defined below) but also reflect input from the Global Proxy Group (defined below) and other Adviser investment professionals and are believed to be consistent with the views of the Adviser on the various types of proxy proposals. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. The Guidelines provide a framework for analysis and decision making but do not address all potential issues.

Except as noted below, each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Where applicable, proxies will be voted in accordance with client-specific guidelines or, in the case of an Eaton Vance Fund that is sub-advised, pursuant to the sub-adviser’s proxy voting policies and procedures. Although an Adviser retains the services of the Agent for research and voting recommendations, the Adviser remains responsible for proxy voting decisions.

III. Roles and Responsibilities

A. Proxy Administrator

The Proxy Administrator and/or her designee coordinate the consideration of proxies referred back to the Adviser by the Agent, and otherwise administers these Procedures. In the Proxy Administrator’s absence, another employee of the Adviser may perform the Proxy Administrator’s responsibilities as deemed appropriate by the Global Proxy Group. The Proxy Administrator also may designate another employee to perform certain of the Proxy Administrator’s duties hereunder, subject to the oversight of the Proxy Administrator.

Eaton Vance Risk-Managed Diversified Equity Income Fund	56	SAI dated November 10, 2021

B. Agent

The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. Each Adviser shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent. The Agent shall vote and/or refer all proxies in accordance with the Guidelines. The Agent shall retain a record of all proxy votes handled by the Agent. With respect to each Eaton Vance Fund memorialized therein, such record must reflect all of the information required to be disclosed in the Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified. The Advisers are responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014) and interpretive guidance issued by the SEC in August 2019 regarding proxy voting responsibilities of investment advisers (Release Nos. IA-5325 and IC-33605). Such oversight currently may include one or more of the following and may change from time to time:

•	periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);
•	periodic review of a sample of ballots for accuracy and correct application of the Guidelines;
•	periodic meetings with Agent’s client services team;
•	periodic in-person and/or web-based due diligence meetings;
•	receipt and review of annual certifications received from the Agent;
•	annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests;
•	periodic review of relevant changes to Agent’s business; and/or
•	periodic review of the following to the extent not included in due diligence materials provided by the Agent: (i) Agent’s staffing, personnel and/or technology; (ii) Agent’s process for seeking timely input from issuers (e.g., with respect to proxy voting policies, methodologies and peer group construction); (iii) Agent’s process for use of third-party information; (iv) the Agent’s policies and procedures for obtaining current and accurate information relevant to matters in its research and on which it makes voting recommendations; and (v) Agent’s business continuity program (“BCP”) and any service/operational issues experienced due to the enacting of Agent’s BCP.

C. Global Proxy Group

The Adviser shall establish a Global Proxy Group which is responsible for establishing the Guidelines (described below) and reviewing such Guidelines at least annually. The Global Proxy Group shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of the Adviser or the Agent as described below.

The members of the Global Proxy Group shall include the Chief Equity Investment Officer of Eaton Vance Management (“EVM”) and selected members of the Equity Departments of EVM and Eaton Vance Advisers International Ltd. (“EVAIL”) and EVM’s Global Income Department. The Proxy Administrator is not a voting member of the Global Proxy Group. Members of the Global Proxy Group may be changed from time to time at the Advisers’ discretion. Matters that require the approval of the Global Proxy Group may be acted upon by its member(s) available to consider the matter.

IV. Proxy Voting

A. The Guidelines

The Global Proxy Group shall establish recommendations for the manner in which proxy proposals shall be voted (the “Guidelines”). The Guidelines shall identify when ballots for specific types of proxy proposals shall be voted(1) or referred to the Adviser. The Guidelines shall address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and other proposals affecting shareholder rights. In determining the Guidelines, the Global Proxy Group considers the recommendations of the Agent as well as input from the Advisers’ portfolio managers and analysts and/or other internally developed or third party research.

Eaton Vance Risk-Managed Diversified Equity Income Fund	57	SAI dated November 10, 2021

The Global Proxy Group shall review the Guidelines at least annually and, in connection with proxies to be voted on behalf of the Eaton Vance Funds, the Adviser will submit amendments to the Guidelines to the Fund Boards each year for approval.

With respect to the types of proxy proposals listed below, the Guidelines will generally provide as follows:

1. Proposals Regarding Mergers and Corporate Restructurings/Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee for all proposals relating to Mergers and Corporate Restructurings.

2. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

3. Proposals Regarding Proxy Contests

The Agent shall be directed to refer contested proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee.

4. Social and Environmental Issues

The Advisers will vote social and environmental proposals on a “case-by-case” basis taking into consideration industry best practices and existing management policies and practices.

Interpretation and application of the Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer or the Adviser may be or become subject. The Guidelines generally relate to the types of proposals that are most frequently presented in proxy statements to shareholders. In certain circumstances, an Adviser may determine to vote contrary to the Guidelines subject to the voting procedures set forth below.

B. Voting Procedures

Except as noted in Section V below, the Proxy Administrator and/or her designee shall instruct the Agent to vote proxies as follows:

1. Vote in Accordance with Guidelines

If the Guidelines prescribe the manner in which the proxy is to be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2. Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) the Guidelines state that the proxy shall be referred to the Adviser to determine the manner in which it should be voted or (ii) a proxy is received for a proposal for which there is no Guideline, the Proxy Administrator and/or her designee shall consult with the analyst(s) covering the company subject to the proxy proposal and shall instruct the Agent to vote in accordance with the determination of the analyst. The Proxy Administrator and/or her designee will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter. Where more than one analyst covers a particular company and the recommendations of such analysts for voting a proposal subject to this Section IV.B.2 conflict, the Global Proxy Group shall review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for clients (including Funds).

3. Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event an analyst with respect to companies within his or her coverage area may recommend a vote contrary to the Guidelines, the Proxy Administrator and/or her designee will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including a description of the basis for the analyst’s recommendation via email and the Proxy Administrator and/or designee will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. Should the vote by the Global Proxy Group concerning one or more recommendations result in a tie, EVM’s Chief Equity Investment Officer will determine the manner in which the proxy will be voted. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast on behalf of the Eaton Vance Funds contrary to the Guidelines, and shall do so quarterly. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

Eaton Vance Risk-Managed Diversified Equity Income Fund	58	SAI dated November 10, 2021

4. Do Not Cast a Vote

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In addition, the Advisers may determine not to vote (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); or (iii) in markets in which shareholders' rights are limited; and (iv) the Adviser is unable to access or access timely ballots or other proxy information. Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C. Securities on Loan

When a fund client participates in the lending of its securities and the securities are on loan at the record date for a shareholder meeting, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the Adviser will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent. The Adviser shall instruct the fund’s security lending agent to refrain from lending the full position of any security held by a fund to ensure that the Adviser receives notice of proxy proposals impacting the loaned security.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;
•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
•	A record of each vote cast;
•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Notwithstanding anything contained in this Section V, Eaton Vance Trust Company shall maintain records relating to the proxies it votes on behalf of its clients in accordance with laws and regulations applicable to it and its activities. In addition, EVAIL shall maintain records relating to the proxies it votes on behalf of its clients in accordance with UK law.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

Eaton Vance Risk-Managed Diversified Equity Income Fund	59	SAI dated November 10, 2021

•	Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.
•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
•	The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group.
•	If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Global Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
•	If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will then determine if a material conflict of interest exists between the relevant Adviser and its clients (in consultation with the Legal and Compliance Department if needed). If the Global Proxy Group determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:
•	The client, in the case of an individual, corporate, institutional or benefit plan client;
•	In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or
•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Global Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Global Proxy Group.

(1)	The Guidelines will prescribe how a proposal shall be voted or provide factors to be considered on a case-by-case basis by the Agent in recommending a vote pursuant to the Guidelines.
Eaton Vance Risk-Managed Diversified Equity Income Fund	60	SAI dated November 10, 2021

Eaton Vance Risk-Managed Diversified Equity Income Fund

Statement of Additional Information

November 10, 2021

_______________

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

Eaton Vance Risk-Managed Diversified Equity Income Fund	61	SAI dated November 10, 2021

PART C

OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)       FINANCIAL STATEMENTS:

Included in Part A:

Financial Highlights.

Included in Part B:

Registrant’s Certified Shareholder Reports on Form N-CSR filed February 25, 2021 (Accession No. 0001193125-21-056897) and August 24, 2021 (Accession No. 0001193125-21-254907) and incorporated herein by reference.

_______________________________

(2)       EXHIBITS:

(a)	(1)	Agreement and Declaration of Trust dated April 4, 2007 is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-141981 and 811-22044) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission on April 9, 2007 (Accession No. 0000898432-07-000310) (“Initial Common Shares Registration Statement”).
	(2)	Amendment to Declaration of Trust dated April 9, 2007 is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement as filed with the Commission on June 22, 2007 (Accession No. 0000950135-07- 003798) ("Pre-Effective Amendment No. 1").
	(3)	Amendment to Declaration of Trust dated August 11, 2008 is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-168477 and 811-22044) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission on April 9, 2007 (Accession No. 0000898432-07-000310) (“Initial Common Shares Registration Statement”).
(b)		Amended and Restated By-Laws dated August 13, 2020 is incorporated herein by reference to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on August 13, 2020 (Accession No. 0000940394-20-001221).
(c)		Not applicable.
(d)		Form of Specimen Certificate for Common Shares of Beneficial Interest incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.
(e)		Dividend Reinvestment Plan incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.
(f)		Not applicable.
(g)		Investment Advisory Agreement dated March 1, 2021 between the Registrant and Eaton Vance Management filed herewith.
(h)	(1)	Form of Underwriting Agreement is incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement as filed with the Commission on July 20, 2007 (Accession No. 0000950135-07-004376) ("Pre-Effective Amendment No. 2").
	(2)	Master Agreement Among Underwriters incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.
	(3)	Master Selected Dealers Agreement is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.
	(4)	Form of Distribution Agreement filed herewith.
C-1

	(5)	Form of Sub-Placement Agent Agreement filed herewith.
(i)		The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).
(j)	(1)	Amended and Restated Master Custodian Agreement between Eaton Vance Funds and State Street Bank & Trust Company dated September 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 211 of Eaton Vance Mutual Funds Trust (File Nos. 002-90946, 811-04015) filed September 24, 2013 (Accession No. 0000940394-13-001073).
	(2)	Amendment dated August 13, 2020 and effective May 29, 2020 to Amended and Restated Master Custodian Agreement between Eaton Vance Funds and State Street Bank & Trust Company dated September 1, 2013 filed as Exhibit (g)(1)(b) is incorporated herein by reference to Post-Effective Amendment No. 79 filed September 24, 2020 (Accession No. 0000940394-20-001312).
	(3)	Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 is incorporated herein by reference to Post-Effective Amendment No. 108 of Eaton Vance Special Investment Trust (File Nos. 02-27962, 811-1545) filed September 27, 2010 (Accession No. 0000940394-10-001000).
	(4)	Amendment Number 1 dated May 16, 2012 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 is incorporated herein by reference to Post-Effective Amendment No. 39 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 29, 2012 (Accession No. 0000940394-12-000641).
	(5)	Amendment dated September 1, 2013 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 is incorporated herein by reference to Post-Effective Amendment No. 211 of Eaton Vance Mutual Funds Trust (File Nos. 002-90946, 811-04015) filed September 24, 2013 (Accession No. 0000940394-13-001073).
	(6)	Amendment dated July 18, 2018 and effective June 29, 2018 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 to Post-Effective Amendment No. 212 filed July 31, 2018 (Accession No. 0000940394-18-001408) and incorporated herein by reference.
	(7)	Amendment dated August 13, 2020 and effective May 29, 2020 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 is incorporated herein by reference to Post-Effective Amendment No. 79 of Eaton Vance Investment Trust (File Nos. 033-01121, 811-04443) filed September 24, 2020 (Accession No. 0000940394-20-001312).
(k)	(1)	Transfer Agency and Services Agreement dated February 5, 2007 between American Stock Transfer & Trust Company and each Registered Investment Company listed on Exhibit 1 is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Initial Registration Statement on Form N-2 of Eaton Vance Tax-Managed Global Diversified Equity Income Fund (File Nos. 333-138318, 811-21973) filed February 21, 2007 (Accession No. 0000950135- 07- 000974).
	(2)	Amendment dated April 21, 2008 to Transfer Agency and Services Agreement dated February 5, 2007 between American Stock Transfer & Trust Company and each Registered Investment Company listed on Exhibit 1 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Initial Registration Statement on Form N-2 of Eaton Vance National Municipal Opportunities Trust (File Nos. 333-156948, 811-22269) filed April 21, 2009 (Accession No. 0000950135- 09- 083055).
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	(3)	Amendment dated June 13, 2012 to Transfer Agency and Services Agreement dated February 5, 2007 between American Stock Transfer & Trust Company and each Registered Investment Company listed on Exhibit 1 is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Initial Registration Statement on Form N-2 of Eaton Vance High Income 2021 Target Term Trust (File Nos. 333-209436, 811-23136) filed April 25, 2016 (Accession No. 0000950135- 16- 552383).
	(4)	Administrative Services Agreement dated March 1, 2021 between the Registrant and Eaton Vance Management filed herewith.
	(5)	Organizational and Expense Reimbursement Agreement dated June 4, 2007 is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.
	(6)	Form of Structuring Fee Agreement with Citigroup Global Markets Inc. incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 2.
	(7)	Form of Structuring Fee Agreement with UBS Securities LLC incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 2.
	(8)	Form of Structuring Fee Agreement with Wachovia Capital Markets, LLC incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 2.
	(9)	Form of Structuring Fee Agreement with A.G. Edwards & Sons, Inc. is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 2.
	(10)	Form of Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith is incorporated herein by reference to the Registrant's Pre- Effective Amendment No. 2.
	(11)	Form of Additional Compensation Agreement with qualifying underwriters incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 2.
(l)		Opinion of Internal Counsel filed herewith.
(m)		Not applicable.
(n)		Consent of Independent Registered Public Accounting Firm filed herewith.
(o)		Not applicable.
(p)		Letter Agreement with Eaton Vance Management dated June 6, 2007 incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.
(q)		Not applicable.
(r)	(1)	Code of Ethics adopted by the Eaton Vance Funds effective April 8, 2020 is incorporated herein by reference to Post-Effective Amendment No. 198 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed April 27, 2020 (Accession No. 0000940394-20-000815).
	(2)	Code of Ethics adopted by the Eaton Vance Entities effective June 1, 2021 filed as Exhibit (p)(1)(b) to Post-Effective Amendment No. 238 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed June 24, 2021 (Accession No. 0000940394-21-000047) and incorporated herein by reference.
(s)	(1)	Secretary’s Certificate dated January 20, 2021 is incorporated herein by reference to Post-Effective Amendment No. 3 of Eaton Vance Enhanced Equity Income Fund (File No. 333-229447, 811-21614) filed January 21, 2021 (Accession No. 0000940394-20-000071).
	(2)	Power of Attorney dated July 1, 2021 filed herewith.
ITEM 26.	MARKETING ARRANGEMENTS

See Form of Distribution Agreement with respect to the Rule 415 shelf offering filed herewith.

See Form of Sub-Placement Agent Agreement filed herewith.

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ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$ 10,278
FINRA Fees	$ 17,132
New York Stock Exchange Fees	$ 33,600
Costs of Printing and Engraving	$ 0
Accounting Fees and Expenses	$ 2,050
Legal Fees and Expenses	$ 7,500
Total	$ 70,560
ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of September 30, 2021, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	31,757
ITEM 30.	INDEMNIFICATION

The Registrant's Amended and Restated By-Laws and the Form of Distribution Agreement filed herewith contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

The Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption “Investment advisory and other services” in the Statement of Additional Information; (ii) the Morgan Stanley 10-K filed under the Securities and Exchange Act of 1934 (File No. 001-11758); the most recent (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

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ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, and its transfer agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, Two International Place, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

1.       Not applicable.

2.       Not applicable.

3.       The Registrant undertakes to

(a)       file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)       to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)       to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(3)       to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)       that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)       to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)       that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

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(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)       that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)       any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)       free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)       the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)       any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.       The Registrant undertakes that:

(a)       for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b)       for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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     5.       The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.       The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

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NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance Risk-Managed Diversified Equity Income Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 10th day of November 2021.

EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND

By:	Edward J. Perkin*
Edward J. Perkin, President

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

Edward J. Perkin*	President (Chief Executive Officer)
Edward J. Perkin

James F. Kirchner*	Treasurer (Principal Financial and Accounting Officer)
James F. Kirchner

Signature	Title	Signature	Title

Thomas E. Faust Jr.*	Trustee	Helen Frame Peters*	Trustee
Thomas E. Faust Jr.		Helen Frame Peters

Mark R. Fetting*	Trustee	Keith Quinton*	Trustee
Mark R. Fetting		Keith Quinton

Cynthia E. Frost*	Trustee	Marcus L. Smith*	Trustee
Cynthia E. Frost		Marcus L. Smith

George J. Gorman*	Trustee	Susan J. Sutherland*	Trustee
George J. Gorman		Susan J. Sutherland

Valerie A. Mosley*	Trustee	Scott E. Wennerholm*	Trustee
Valerie A. Mosley		Scott E. Wennerholm

William H. Park*	Trustee
William H. Park

*By:	/s/ Deidre E. Walsh
Deidre E. Walsh (As attorney-in-fact)

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INDEX TO EXHIBITS

Exhibit No.	Description

(g)		Investment Advisory Agreement dated March 1, 2021 between the Registrant and Eaton Vance Management
(h)	(4)	Form of Distribution Agreement
	(5)	Form of Sub-Placement Agent Agreement
(k)	(4)	Administrative Services Agreement dated March 1, 2021 between the Registrant and Eaton Vance Management
(l)		Opinion of Internal Counsel
(n)		Consent of Independent Registered Public Accounting Firm
(s)	(2)	Power of Attorney dated July 1, 2021

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